                                                                     EXHIBIT 4.3

                                                                  EXECUTION COPY













                          WESTERN WIRELESS CORPORATION

                                       and

                              THE BANK OF NEW YORK

                                   as Trustee











                                  $115,000,000

                 4.625% Convertible Subordinated Notes due 2023

                                    INDENTURE

                            Dated as of June 11, 2003

                                TABLE OF CONTENTS

                                                                            Page
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
                                    ARTICLE 1

                                   DEFINITIONS

SECTION 1.01   Definitions................................................     1
SECTION 1.02   Other Definitions..........................................     7
SECTION 1.03   Incorporation by Reference of Trust Indenture Act..........     8
SECTION 1.04   Rules of Construction......................................     8

                                    ARTICLE 2

                                 THE SECURITIES

SECTION 2.01   Form.......................................................     9
SECTION 2.02   Execution and Authentication...............................    10
SECTION 2.03   Registrar, Paying Agent and Conversion Agent...............    10
SECTION 2.04   Paying Agent To Hold Money in Trust........................    11
SECTION 2.05   Holder Lists...............................................    11
SECTION 2.06   Transfer and Exchange......................................    11
SECTION 2.07   Replacement Securities.....................................    13
SECTION 2.08   Outstanding Securities.....................................    14
SECTION 2.09   When Treasury Securities Disregarded.......................    14
SECTION 2.10   Temporary Securities.......................................    14
SECTION 2.11   Cancellation...............................................    15
SECTION 2.12   Defaulted Interest.........................................    15
SECTION 2.13   CUSIP Number...............................................    15
SECTION 2.14   Regulation S...............................................    16

                                    ARTICLE 3

                            REDEMPTION AND PURCHASES

SECTION 3.01   Right to Redeem; Notices to Trustee........................    16
SECTION 3.02   Selection of Securities to be Redeemed.....................    16
SECTION 3.03   Notice of Redemption.......................................    17
SECTION 3.04   Effect of Notice of Redemption.............................    18
SECTION 3.05   Deposit of Redemption Price................................    18
SECTION 3.06   Securities Redeemed in Part................................    18
SECTION 3.07   Conversion Arrangement on Call for Redemption..............    18
SECTION 3.08   Repurchase of Securities at Option of the Holder...........    19
SECTION 3.09   Company's Right to Elect Manner of Payment of Repurchase
               Price......................................................    20
SECTION 3.10   Effect of Repurchase Notice................................    23
SECTION 3.11   Deposit of Repurchase Price................................    24
SECTION 3.12   Securities Repurchased in Part.............................    24
SECTION 3.13   Repayment to the Company...................................    24
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                                      -i-
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
SECTION 3.14   Redemption of Securities at Option of the Holder Upon
               Fundamental Change.........................................    25

                                    ARTICLE 4

                                    COVENANTS

SECTION 4.01   Payment of Securities......................................    27
SECTION 4.02   Commission Reports.........................................    28
SECTION 4.03   Compliance Certificate.....................................    28
SECTION 4.04   Maintenance of Office or Agency............................    28
SECTION 4.05   Continued Existence........................................    29
SECTION 4.06   Appointments to Fill Vacancies in Trustee's Office.........    29
SECTION 4.07   Stay, Extension and Usury Laws.............................    29
SECTION 4.08   Taxes......................................................    29
SECTION 4.09   Additional Amounts Notices.................................    29

                                    ARTICLE 5

                                   SUCCESSORS

SECTION 5.01   When the Company May Merge, Etc............................    30
SECTION 5.02   Successor Corporation Substituted..........................    31
SECTION 5.03   Purchase Option on Fundamental Change......................    31

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

SECTION 6.01   Events of Default..........................................    31
SECTION 6.02   Acceleration...............................................    32
SECTION 6.03   Other Remedies.............................................    33
SECTION 6.04   Waiver of Past Defaults....................................    33
SECTION 6.05   Control by Majority........................................    33
SECTION 6.06   Limitation on Suits........................................    34
SECTION 6.07   Rights of Holders To Receive Payment.......................    34
SECTION 6.08   Collection Suit by Trustee.................................    34
SECTION 6.09   Trustee May File Proofs of Claim...........................    34
SECTION 6.10   Priorities.................................................    35
SECTION 6.11   Undertaking for Costs......................................    35

                                    ARTICLE 7

                                   THE TRUSTEE

SECTION 7.01   Duties of the Trustee......................................    35
SECTION 7.02   Rights of the Trustee......................................    36
SECTION 7.03   Individual Rights of the Trustee...........................    38
SECTION 7.04   Trustee's Disclaimer.......................................    38
SECTION 7.05   Notice of Defaults.........................................    38

                                      -ii-
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
SECTION 7.06   Reports by the Trustee to Holders..........................    38
SECTION 7.07   Compensation and Indemnity.................................    39
SECTION 7.08   Replacement of the Trustee.................................    40
SECTION 7.09   Successor Trustee by Merger, etc...........................    41
SECTION 7.10   Eligibility, Disqualification..............................    41
SECTION 7.11   Preferential Collection of Claims Against Company..........    41

                                    ARTICLE 8

                           SATISFACTION AND DISCHARGE

SECTION 8.01   Discharge of Indenture.....................................    41
SECTION 8.02   Deposited Monies to be Held in Trust by Trustee............    42
SECTION 8.03   Paying Agent to Repay Monies Held..........................    42
SECTION 8.04   Return of Unclaimed Monies.................................    42
SECTION 8.05   Reinstatement..............................................    42

                                    ARTICLE 9

                                   AMENDMENTS

SECTION 9.01   Without the Consent of Holders.............................    43
SECTION 9.02   With the Consent of Holders................................    43
SECTION 9.03   Compliance with the Trust Indenture Act....................    45
SECTION 9.04   Revocation and Effect of Consents..........................    45
SECTION 9.05   Notation on or Exchange of Securities......................    45
SECTION 9.06   Trustee Protected..........................................    45

                                   ARTICLE 10

                               GENERAL PROVISIONS

SECTION 10.01  Trust Indenture Act Controls...............................    46
SECTION 10.02  Notices....................................................    46
SECTION 10.03  Communication by Holders With Other Holders................    46
SECTION 10.04  Certificate and Opinion as to Conditions Precedent.........    47
SECTION 10.05  Statements Required in Certificate or Opinion..............    47
SECTION 10.06  Rules by Trustee and Agents................................    48
SECTION 10.07  Legal Holidays.............................................    48
SECTION 10.08  No Recourse Against Others.................................    48
SECTION 10.09  Counterparts...............................................    48
SECTION 10.10  Other Provisions...........................................    48
SECTION 10.11  Governing Law; Waiver of Jury Trial........................    49
SECTION 10.12  No Adverse Interpretation of Other Agreements..............    49
SECTION 10.13  Successors.................................................    49
SECTION 10.14  Severability...............................................    49
SECTION 10.15  Table of Contents, Headings, etc...........................    49

                                     -iii-
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
                                   ARTICLE 11

                                   CONVERSION

SECTION 11.01  Conversion Right...........................................    50
SECTION 11.02  Conversion Procedure.......................................    50
SECTION 11.03  Fractional Shares..........................................    51
SECTION 11.04  Taxes on Conversion........................................    52
SECTION 11.05  Company to Provide Stock...................................    52
SECTION 11.06  Adjustment for Change in Capital Stock.....................    52
SECTION 11.07  Adjustment for Rights Issue................................    53
SECTION 11.08  Adjustment for Other Distributions.........................    54
SECTION 11.09  When Adjustment May Be Deferred............................    56
SECTION 11.10  When No Adjustment Required................................    56
SECTION 11.11  Notice of Adjustment.......................................    56
SECTION 11.12  Voluntary Increase.........................................    57
SECTION 11.13  Notice of Certain Transactions.............................    57
SECTION 11.14  Reorganization of Company; Special Distributions...........    57
SECTION 11.15  Company Determination Final................................    58
SECTION 11.16  Trustee's Adjustment Disclaimer............................    58
SECTION 11.17  Simultaneous Adjustments...................................    58
SECTION 11.18  Successive Adjustments.....................................    59
SECTION 11.19  Rights Issued in Respect of Common Stock Issued Upon
               Conversion.................................................    59
SECTION 11.20  Company's Right to Elect to Pay Cash or Common Stock.......    59

                                   ARTICLE 12

                                  SUBORDINATION

SECTION 12.01  Securities Subordinate to Senior Indebtedness..............    60
SECTION 12.02  Payment Over of Proceeds Upon Dissolution, Etc.............    60
SECTION 12.03  No Payment When Senior Indebtedness in Default.............    61
SECTION 12.04  Payment Permitted If No Default............................    62
SECTION 12.05  Subrogation to Rights of Holders of Senior Indebtedness....    62
SECTION 12.06  Provisions Solely to Define Relative Rights................    62
SECTION 12.07  Trustee to Effectuate Subordination........................    62
SECTION 12.08  No Waiver of Subordination Provisions......................    63
SECTION 12.09  Notice to Trustee..........................................    63
SECTION 12.10  Reliance on Judicial Order or Certificate of Liquidating
               Agent......................................................    64
SECTION 12.11  Trustee Not Fiduciary for Holders of Senior Indebtedness...    64
SECTION 12.12  Rights of Trustee as Holder of Senior Indebtedness;
               Preservation of Trustee's Rights...........................    64
SECTION 12.13  Article Applicable to Paying Agents........................    64

EXHIBIT A      FORM OF SECURITY
EXHIBIT B      FORM OF RESTRICTED COMMON STOCK LEGEND
EXHIBIT C      FORM OF TRANSFER CERTIFICATE FOR TRANSFER
               OF RESTRICTED COMMON STOCK
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                                      -iv-

                             CROSS-REFERENCE TABLE*

Trust Indenture                                                        Indenture
Act Section                                                             Section
-----------                                                             -------
310(a)(1)...................................................                7.10
   (a)(2)...................................................         7.10, 10.10
   (a)(3)...................................................                 n/a
   (a)(4)...................................................                 n/a
   (a)(5)...................................................                 n/a
   (b)......................................................   7.08, 7.10, 10.02
   (c)......................................................                 n/a

311(a)......................................................                7.11
   (b)......................................................                7.11
   (c)......................................................                 n/a

312(a)......................................................                2.05
   (b)......................................................               10.03
   (c)......................................................               10.03

313(a)......................................................                7.06
   (b)(1)...................................................                 n/a
   (b)(2)...................................................                7.06
   (c)......................................................         7.06, 10.02
   (d)......................................................                7.06

314(a)......................................................         4.02, 10.02
   (b)......................................................                 n/a
   (c)(1)...................................................               10.04
   (c)(2)...................................................               10.04
   (c)(3)...................................................                 n/a
   (d)......................................................                 n/a
   (e)......................................................               10.05
   (f)......................................................                 n/a

315(a)......................................................             7.01(b)
   (b)......................................................         7.05, 10.02
   (c)......................................................             7.01(a)
   (d)......................................................             7.01(c)
   (e)......................................................                6.11

316(a)(last sentence).......................................                2.09
   (a)(1)(A)................................................                6.05
   (a)(1)(B)................................................                6.04
   (a)(2)...................................................                 n/a
   (b)......................................................                6.07
   (c)......................................................                9.04


                                      -v-
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
317(a)(1)...................................................                6.08
   (a)(2)...................................................                6.09
   (b)......................................................                2.04

318(a)......................................................               10.01
   (b)......................................................                 n/a
   (c)......................................................               10.01


-----------------
"n/a" means not applicable.

*This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

      THIS INDENTURE, dated as of June 11, 2003, is between Western Wireless Corporation, a Washington corporation (the "Company"), and The Bank of New York, a New York banking corporation (the "Trustee"). The Company has duly authorized the creation of its 4.625% Convertible Subordinated Notes due 2023 (the "Securities") and, to provide therefor, the Company and the Trustee have duly authorized the execution and delivery of this Indenture. Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders from time to time of the Securities:

                                    ARTICLE 1

                                   DEFINITIONS

SECTION 1.01 Definitions.

      "Additional Amounts" has the meaning specified in paragraph 17 of the Securities.

      "Administrative Agent" means the person or persons designated as such under the Credit Facility.

      "Affiliate" means, when used with reference to any person, any other person directly or indirectly controlling, controlled by, or under direct or indirect common control of, the referent person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of management or policies of the referent person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms "controlling" and "controlled" have meanings correlative of the foregoing.

      "Agent" means any Registrar, Paying Agent or Conversion Agent.

      "Average Sale Price" means the average of the Closing Sale Prices of the Common Stock for the shorter of:

(i) 30 consecutive trading days ending on the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated, or

(ii) the period (x) commencing on the date next succeeding the first public announcement of (a) the issuance of rights, warrants or options or (b) the distribution, in each case, in respect of which the Average Sale Price is being calculated and (y) proceeding through the last full trading day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated (excluding days within such period, if any, which are not trading days).

      In the event that the Ex-Dividend Time (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, combination or reclassification to which Sections 11.06(a), (b), (d) or (e) applies occurs during the period applicable for calculating "Average Sale Price" pursuant to the definition in the preceding sentence, "Average Sale Price" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such dividend, subdivision, combination or reclassification on the Closing Sale Price of the Common Stock during such period.

      "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors.

      "Board of Directors" means the Board of Directors of the Company or any authorized committee of the Board of Directors.

      "Capital Lease Obligation" means that portion of any obligation of a person as lessee under a lease which is required to be capitalized on the balance sheet of such lessee in accordance with GAAP.

      "Capital Stock" of any person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such person, but excluding any debt securities convertible into such equity.

      "Closing Sale Price" of Capital Stock on any date means (a) the closing per share sale price (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such date on the United States principal national securities exchange on which the Capital Stock is traded or, if the Capital Stock is not listed on a United States national or regional securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated or (b) in the absence of such quotation, such price as the Company shall determine on the basis of such quotations as the Company considers appropriate.

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" means the Class A Common Stock, no par value, of the Company as it exists on the date of this Indenture or any other Capital Stock of the Company into which the Common Stock shall be reclassified or changed.

      "Company" means the party named as such above until a successor replaces it in accordance with Article 5 and thereafter means the successor. References to the Company shall not include any Subsidiary.

      "Corporate Trust Office" means the corporate trust office of the Trustee at which at any particular time the trust created by this Indenture shall principally be administered; as of the date hereof, the Corporate Trust Office is located at 101 Barclay Street, Floor 8 West, New York, New York 10286, Attn:
Corporate Trust Administration.

      "Credit Facility" means the Loan Agreement, dated as of April 25, 2000, among the Company, as Borrower, TD Securities (USA) Inc., as Arranger, Bank of America, N.A., The Chase Manhattan Bank, and Barclays Bank PLC, as Co-Documentation Agents and Co-Syndication Agents, Dresdner Bank, AG, New York and Grand Cayman Branches, First Union National Bank, Fleet National Bank, Goldman Sachs Credit Partners LP, Cooperative Centrale-Raiffeisen Boerenleenbank B.A. "Rabobank International", New York Branch, and Union Bank of California, N.A., as Managing Agents, Skandinaviska Enskilda Banken AB and U.S. Bank National Association, as Co-Agents, and Toronto Dominion (Texas) Inc., as Administrative Agent, as it may be amended, supplemented, restated or otherwise modified from time to time.

      "Default" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

      "Depositary" means, with respect to any Global Security, a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Global Security (or any successor securities clearing agency so registered), which shall initially be DTC.

      "Designated Senior Indebtedness" means the Indebtedness of the Company created pursuant to the Credit Facility and all other obligations thereunder or under the notes, security documents, pledge agreements, Interest Hedge Agreements or other agreements or instruments executed in connection therewith.

      "DTC" means The Depository Trust Company, a New York corporation.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      "Ex-Dividend Time" means the time immediately prior to the commencement of "ex-dividend" trading for rights, warrants or options or distribution, to which Sections 11.07 or 11.08 applies, on the Nasdaq National Market or such other national or regional exchange or market on which the Common Stock is then listed or quoted.

      "Fundamental Change" means the occurrence of: (i) any transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) in connection with which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or constitute solely the right to receive consideration which is not all or substantially all Capital Stock that: (a) is (or, upon consummation of or immediately following such transaction or event, which will be) listed on a United States national securities exchange or (b) approved (or, upon consummation of or immediately following such transaction or event, which will be approved) for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices; or (ii) any event in which any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), other than John W. Stanton, Chairman and Chief Executive Officer of the Company, Theresa E. Gillespie, Vice Chairman of the Company, and any person or group that includes or is an Affiliate of either of them, is or becomes the "beneficial owner" (as such term is used in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of all shares of the Capital Stock of the Company that is entitled to vote generally in elections of directors.

      "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are in effect from time to time.

      "Global Securities Legend" means the legend labeled as such and that is set forth in Exhibit A hereto.

      "Indebtedness" means (without duplication), with respect to any person, whether recourse is to all or a portion of the assets of such person and whether or not contingent, (i) every obligation of such person for money borrowed; (ii) every obligation of such person evidenced by bonds, debentures, notes or similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such person; (iv) every obligation of such person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every Capital Lease Obligation of such person; (vi) the maximum fixed redemption or repurchase price of Redeemable Stock of such person at the time of determination; (vii) every obligation to pay rent or other payment amounts of such person with respect to any Sale and Leaseback Transaction to which such person is a party; and (viii) every obligation of the type referred to in clauses (i) through (vii) above of another person and all dividends of another person the payment of which, in either case, such person has guaranteed or is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise and (ix) the liquidation value of Preferred Stock issued pursuant Clause (v) of Section 1009 of the Indenture, dated as of May 22, 1996, between the Company and The Bank of New York (as successor in interest to Harris Trust Company of California), as Trustee, relating to the 10 1/2% Senior Subordinated Notes due 2006 of the Company or the Indenture, dated as of October 24, 1996, between the Company and The Bank of New York (as successor in interest to Harris Trust Company of California), as Trustee, relating to the 10 1/2% Senior Subordinated Notes due 2007 of the Company.

      "Indenture" means this Indenture as amended or supplemented from time to time.

      "Initial Purchasers" means the persons listed on Schedule I of the Purchase Agreement.

      "Interest Hedge Agreements" means any interest rate swap, cap, collar, floor, caption or swaption agreements, or any similar arrangements designed to hedge the risk of variable interest rate volatility or to reduce interest costs, arising at any time between the Company or any Restricted Subsidiary, on the one hand, and any person (other than an Affiliate of the Company or any Restricted Subsidiary), on the other hand, as such agreement or arrangement may be modified, supplemented and in effect from time to time.

      "Interest Payment Date" means June 15 and December 15 of each year.

      "Issue Date" means the date on which the Securities are first issued and authenticated under this Indenture.

      "Maturity Date" means June 15, 2023.

      "Offering Memorandum" means the final offering memorandum dated June 5, 2003, relating to the Securities, including all amendments thereto.

      "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Chief Accounting Officer, any Executive Vice President, Senior Vice President or Vice President (whether or not designated by a number or numbers or word or words before or after the title "Vice President"), the Treasurer, the Secretary and any Assistant Treasurer or any Assistant Secretary of the Company.

      "Officers' Certificate" means a certificate signed by two Officers, one of whom is the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer of the Company.

         "Opinion of Counsel" means a written opinion from legal counsel who may be an employee of or counsel to the Company except to the extent otherwise indicated in this Indenture.

         "person" means any individual, corporation, partnership, joint venture, trust, estate, unincorporated organization, limited liability company or government or any agency or political subdivision thereof.

         "Preferred Stock" as applied to the Capital Stock of any person, means Capital Stock of such person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such person, to shares of Capital Stock of any other class of such person.

         "Purchase Agreement" means the Purchase Agreement related to the Securities, dated June 5, 2003, by and among the Company, on the one hand, and Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Wachovia Securities, Inc., on the other hand.

         "Redeemable Stock" of any person means any equity security of such person that by its terms or otherwise is required to be redeemed prior to the Maturity Date or is redeemable at the option of the holder thereof at any time prior to the Maturity Date.

         "Redemption Date" when used with respect to any of the Securities to be redeemed, means the date fixed by the Company for such redemption pursuant to
Article 3 of this Indenture and the Securities.

         "Redemption Price" when used with respect to any of the Securities to be redeemed, means the price fixed for such redemption pursuant to Article 3 of this Indenture and the Securities.

         "Registration Rights Agreement" means the Registration Rights Agreement relating to the Securities and the Common Stock issuable upon conversion of the Securities, dated June 11, 2003, between the Company and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time.

         "Regular Record Date" means the June 1 or December 1 immediately preceding each Interest Payment Date.

         "Restricted Common Stock Legend" means the legend labeled as such and set forth in Exhibit B hereto.

         "Restricted Securities Legend" means the legend labeled as such and set forth in Exhibit A hereto.

         "Restricted Subsidiary" has the meaning ascribed to it in the Indenture, dated as of October 24, 1996, between the Company and The Bank of New York (as successor in interest to Harris Trust Company of California), as Trustee, relating to the 10-1/2% Senior Subordinated Notes due 2007 of the Company.

         "Sale and Leaseback Transaction" of any person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such person of any property or asset of such person which has been or is being sold or transferred by such person more than 270 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

         "Security" means any of the 4.625% Convertible Subordinated Notes due 2023 issued, authenticated and delivered under this Indenture, a form of which is attached as Exhibit A hereto.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Senior Indebtedness" means the principal of, premium, if any, and interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-petition interest is allowed in such proceeding) on (i) Designated Senior Indebtedness; (ii) Indebtedness of the Company created pursuant to any vendor financing incurred for the acquisition, construction or improvement by the Company or any Restricted Subsidiary of assets in the Wireless Communications Business; (iii) all other Indebtedness of the Company referred to in the definition of Indebtedness other than clauses (iv), (vi) and (ix) thereof (and clause (viii) thereof to the extent applicable to Indebtedness incurred under clauses (iv) and (vi) thereof), whether incurred on or prior to the date of this Indenture or thereafter incurred, other than the Securities; and (iv) amendments, renewals, extensions, modifications, refinancings and refundings of any such Indebtedness; provided, however, the following shall not constitute Senior Indebtedness: (A) any Indebtedness owed to a person when such person is a Restricted Subsidiary of the Company, (B) any Indebtedness which by the terms of the instrument creating or evidencing the same is not superior in right of payment to the Securities, (C) any Indebtedness incurred in violation of this Indenture (but, as to any such Indebtedness, no such violation shall be deemed to exist for purposes of this clause (C) if the holder(s) of such Indebtedness or their representative and the Trustee shall have received an Officers' Certificate of the Company to the effect that the incurrence of such Indebtedness does not (or, in the case of revolving credit Indebtedness, that the incurrence of the entire committed amount thereof at the date on which the initial borrowing thereunder is made would not) violate this Indenture), (D) any Indebtedness which is subordinated in right of payment in respect to any other Indebtedness of the Company or (E) any Indebtedness under the Senior Subordinated Notes.

         "Senior Subordinated Notes" means the 10-1/2% Senior Subordinated Notes due 2006 and 10-1/2% Senior Subordinated Notes due 2007 of the Company.

         "Shelf Registration Statement" has the meaning set forth in the Registration Rights Agreement.

         "Subsidiary" means, with respect to any person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such person or one or more of the other subsidiaries of that person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such person or a Subsidiary of such person or (b) the only general partners of which are such person or of one or more subsidiaries of such person (or any combination thereof).

         "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa- 77bbbb) as in effect on the date of execution of this Indenture, except as provided in Section 9.03.

         "Time of Determination" means the time and date of the earlier of (i) the determination of shareholders entitled to receive rights, warrants or options or a distribution, in each case, to which Sections 11.07 or 11.08 applies and (ii) the Ex-Dividend Time.

         "trading day" means a day during which the New York Stock Exchange is open for trading or, if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made on such market or, if the applicable security is not so listed, admitted for trading or quoted, any business day.

         "Trust Officer" means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and having direct responsibility for the administration of this Indenture.

         "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor.

         "Wireless Communications Business" means the provision of wireless communications services and other related services.

SECTION 1.02 Other Definitions.

                                                                Defined in
                                                                   Section
                                                                   -------
"Additional Amounts Notice"............................................4.09
"Agent Members".....................................................2.01(b)
"business day"........................................................10.07
"Clearstream".......................................................2.01(a)
"Company Repurchase Notice".........................................3.09(d)
"Company Repurchase Notice Date"....................................3.09(b)
"Conversion Agent".....................................................2.03
"Conversion Date".....................................................11.02
"Conversion Price"....................................................11.01
"Conversion Rate".....................................................11.01
"defaulted interest"...................................................2.12
"Euroclear".........................................................2.01(a)
"Event of Default".....................................................6.01
"Ex-Dividend Date".................................................11.08(b)
"Ex-Dividend Measurement Period"...................................11.08(a)
"Extraordinary Cash Dividend"......................................11.08(a)
"Fundamental Change Expiration Time"................................3.14(b)
"Fundamental Change Notice".........................................3.14(b)
"Fundamental Change Redemption Date"................................3.14(a)
"Fundamental Change Redemption Price"...............................3.14(a)
"Global Security"...................................................2.01(a)
"Legal Holiday".......................................................10.07
"Make Whole Payment"..............................................Exhibit A

"Paying Agent".........................................................2.03
"Payment Blockage Period".............................................12.03
"Proceeding"..........................................................12.02
"QIBs"..............................................................2.01(a)
"Register".............................................................2.03
"Registrar"............................................................2.03
"Regulation S"......................................................2.01(a)
"Relevant Cash Dividends"..........................................11.08(a)
"Repurchase Date"...................................................3.08(a)
"Repurchase Notice".................................................3.08(a)
"Repurchase Price"..................................................3.08(a)
"Rights"..............................................................11.19
"Rights Agreement"....................................................11.19
"Rule 144A".........................................................2.01(a)
"Securities Payment"..................................................12.02
"Senior Nonmonetary Default"..........................................12.03
"Senior Payment Default"..............................................12.03
"Treasury Yield"..................................................Exhibit A

SECTION 1.03 Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Commission;

                  "indenture securities" means the Securities;

                  "indenture security holder" means a holder of Securities;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee; and

                  "obligor" on the Securities means the Company or any other obligor on the Securities.

         All other terms in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA have the meanings so assigned to them.

SECTION 1.04 Rules of Construction.

         Unless the context otherwise requires:

                           (1) a term has the meaning assigned to it;

                           (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                           (3) "or" is not exclusive;

                           (4) words in the singular include the plural, and in the plural include the singular; and

                           (5) the male, female and neuter genders include one another.

                                   ARTICLE 2

                                 THE SECURITIES

SECTION 2.01 Form.

         (a) Global Securities. Securities offered and sold (i) in reliance on Regulation S under the Securities Act ("Regulation S") or (ii) to "qualified institutional buyers" ("QIBs") in reliance on Rule 144A under the Securities Act ("Rule 144A") shall be issued in the form of one or more permanent global securities in definitive, fully registered form without interest coupons with the Global Securities Legend and Restricted Securities Legend set forth in Exhibit A hereto (each, a "Global Security"). Any Global Security shall be duly executed by the Company and authenticated by the Trustee as hereinafter provided, deposited with the Trustee, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary for the accounts of participants in the Depositary (and, in the case of Securities held in accordance with Regulation S, registered with the Depositary for the accounts of designated agents holding on behalf of Euroclear Bank S.A./N.V., as the operator of the Euroclear System ("Euroclear"), or Clearstream Banking, societe anonyme, Luxembourg ("Clearstream")). The aggregate principal amount of a Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

         (b) Book-Entry Provisions. This Section 2.01(b) shall apply only to a Global Security deposited with or on behalf of the Depositary. The Company shall execute and the Trustee shall, in accordance with this Section 2.01(b) and the written order of the Company, authenticate and deliver initially one or more Global Securities that shall be (i) registered in the name of Cede & Co. or other nominee of such Depositary and (ii) delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary pursuant to a FAST Balance Certificate Agreement between the Depositary and the Trustee.

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

         The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations and Instructions to Participants" of Clearstream shall be applicable to interests in any Global Securities that are held by participants through Euroclear or Clearstream. The Trustee shall have no obligation to notify holders of any such procedures or to monitor or enforce compliance with the same.

         (c) Definitive Securities. Except as provided in Section 2.10, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities in definitive form. If applicable, certificated Securities in definitive form will bear the Restricted Securities Legend set forth on Exhibit A unless removed in accordance with Section 2.06(c).

SECTION 2.02 Execution and Authentication.

         One Officer shall sign the Securities for the Company by manual or facsimile signature.

         If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

         A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         Upon a written order of the Company signed by an Officer of the Company, the Trustee shall authenticate Securities for original issue up to an aggregate principal amount of $115,000,000. The aggregate principal amount of Securities outstanding at any time may not exceed that amount except as provided in Section 2.07.

         The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 or any integral multiple thereof.

         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same right as an Agent to deal with the Company or an Affiliate of the Company.

SECTION 2.03 Registrar, Paying Agent and Conversion Agent.

         The Company shall maintain or cause to be maintained in such locations as it shall determine, which may be the Corporate Trust Office: (i) an office or agency where the Securities may be presented for registration of transfer or for exchange ("Registrar"); (ii) an office or agency where Securities may be presented for payment ("Paying Agent"); (iii) an office or agency where Securities may be presented for conversion (the "Conversion Agent"); and (iv) an office or agency where notices and demands to or upon the Company in respect of Securities and this Indenture may be served by the holders of the Securities. The Registrar shall keep a Register ("Register") of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term "Registrar" includes any co-registrar, the term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent without prior notice. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture and shall enter into an appropriate agency agreement with any Registrar, Paying Agent or Conversion Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company or any of its Subsidiaries may act as Registrar, Paying

Agent or Conversion Agent, except that, for purposes of Article 8, neither the Company nor any of its Subsidiaries shall act as Paying Agent. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Trustee shall initially act as such.

SECTION 2.04 Paying Agent To Hold Money in Trust.

         The Company shall require each Paying Agent (other than the Trustee, who hereby so agrees) to agree in writing that the Paying Agent will hold in trust for the benefit of holders of the Securities or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, interest or Additional Amounts, if any, on the Securities, and will notify the Trustee of any default by the Company in respect of making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary of the Company) shall have no further liability for the money. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the holders of the Securities all money held by it as Paying Agent.

SECTION 2.05 Holder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of holders of Securities and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven business days before each Interest Payment Date, and as the Trustee may request in writing within fifteen days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of holders of Securities.

SECTION 2.06 Transfer and Exchange.

         (a) When Securities are presented to the Registrar with a request to register a transfer or to exchange them for an equal principal amount of Securities for other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee shall authenticate Securities at the Registrar's request, bearing registration numbers not contemporaneously outstanding. No service charge shall be made to a holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company and the Registrar may require payment of a sum sufficient to cover any transfer tax or other governmental charge payable upon exchanges pursuant to Sections 2.07, 3.09, 9.05 or 11.02.

         The Company or the Registrar shall not be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of fifteen days before the day of mailing of a notice of redemption of Securities under Section 3.02 and ending at the close of business on the day of such mailing, (ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (iii) to register the transfer of any Securities surrendered for repurchase pursuant to Sections 3.08 or 3.14.

         All Securities issued upon any transfer or exchange of Securities in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

         (b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, or of any beneficial interest therein, shall only be made in accordance with Sections 2.01(c) and 2.10; provided, however, that beneficial interests in a Global Security may be transferred to persons who take delivery thereof in the form of a beneficial interest in the Global Security in accordance with the transfer restrictions set forth under the heading "Notice to Investors" in the Offering Memorandum and, if applicable, in the Restricted Securities Legend.

         Except for transfers or exchanges made in accordance with Section 2.10, transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee.

         In the event that a Global Security is exchanged for certificated Securities in definitive form pursuant to Section 2.10(c) prior to the effectiveness of a Shelf Registration Statement with respect to such Securities, such exchange may occur, and such Securities may be further exchanged or transferred, only upon receipt by the Registrar of (i) such Global Security or such Securities in definitive form, duly endorsed as provided herein, as applicable, (ii) instructions from the holder directing the Trustee to authenticate and deliver one or more Securities in definitive form of the same aggregate principal amount as the Global Security or the Securities in definitive form (or portion thereof), as applicable, to be transferred, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Securities in definitive form to be so issued and appropriate delivery instructions, and (iii) such certifications or other information (including, without limitation, those set forth on the Security) and, in the case of transfers pursuant to Rule 144 under the Securities Act, legal opinions as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act (including the certification requirements intended to ensure that such transfers comply with Rule 144A or Regulation S under the Securities Act, as the case may be), and upon compliance with such other procedures as may from time to time be adopted by the Company and the Registrar.

         If (i) shares of Common Stock to be issued upon conversion of any Security prior to the effectiveness of a Shelf Registration Statement are to be registered in a name other than that of the holder of such Security or (ii) shares of Common Stock represented by a certificate bearing the Restricted Common Stock Legend are transferred subsequently by such holder, then, unless a Shelf Registration Statement has become effective and such shares are being transferred pursuant to such Shelf Registration Statement, the holder must deliver to the transfer agent for the Common Stock a certificate in substantially the form of Exhibit C as to compliance with the restrictions on transfer applicable to such shares of Common Stock, and neither the transfer agent nor the registrar for the Common Stock shall be required to register any transfer of such Common Stock not so accompanied by a properly completed certificate.

         (c) Except in connection with a Shelf Registration Statement contemplated by and in accordance with the terms of the Registration Rights Agreement, if Securities are issued upon the registration of transfer, exchange or replacement of Securities bearing a Restricted Securities Legend, or if a request is made to remove such a Restrictive Securities Legend on the Securities, the Securities so issued shall bear the Restricted Securities Legend, or a Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence, which, in the case of a transfer made pursuant to Rule 144 under the Securities Act, may include an opinion of counsel as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision to the Company of such satisfactory evidence, the Trustee, at the written direction of the Company, shall authenticate and deliver Securities that do not bear the legend. The Company shall not otherwise be entitled to require the delivery of a legal opinion in connection with any transfer or exchange of Securities.

         (d) Neither the Trustee nor any Agent shall have any responsibility for any actions taken or not taken by the Depositary.

         (e) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Securities (including any transfers between or among the Depositary's participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation as is expressly required by, and to do so if and when expressly required by, the terms of this Indenture and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         (f) Each holder of a Security agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

SECTION 2.07 Replacement Securities.

         If the holder of a Security claims that its Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's and the Company's requirements are met. As a condition of receiving a replacement Security, the holder of a Security must provide a certificate of loss and an indemnity and/or an indemnity bond sufficient, in the judgment of both the Company and the Trustee, to fully protect the Company, the Trustee, any Agent and any authenticating agent from any loss, liability, cost or expense which any of them may suffer or incur if the Security is replaced. The Company and the Trustee may charge the relevant holder for their expenses in replacing any Security.

         The Trustee or any authenticating agent may authenticate any such substituted Security, and deliver the same upon the receipt of such security or indemnity as the Trustee and the Company may require. Upon the issuance of any substituted Security, the Company and the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security which has matured or is about to mature, or has been called for redemption pursuant to Article 3, submitted for repurchase pursuant to Sections
3.08 or 3.14 or is about to be converted into Common Stock pursuant to Article 11, shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Security), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to the Paying Agent or Conversion Agent such security or indemnity as may be required by the Company or the Trustee to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, the Paying Agent or Conversion Agent of the destruction, loss or theft of such Security and of the ownership thereof.

         Every replacement Security is an additional obligation of the Company and shall be entitled to all the benefits provided under this Indenture equally and proportionately with all other Securities duly issued, authenticated and delivered hereunder.

SECTION 2.08 Outstanding Securities.

         The Securities outstanding at any time are all the Securities properly authenticated by the Trustee except for those canceled by the Trustee, those paid pursuant to Section 2.07, those delivered to it for cancellation and those described in this Section as not outstanding.

         If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If Securities are considered paid under Section 4.01 or converted under
Article 11, they cease to be outstanding, and interest and Additional Amounts, if any, on them ceases to accrue.

         Subject to Section 2.09 hereof, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

SECTION 2.09 When Treasury Securities Disregarded.

         In determining whether the holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate of the Company shall be considered as though they are not outstanding except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Trust Officer of the Trustee actually knows are so owned shall be so disregarded.

SECTION 2.10 Temporary Securities.

         (a) Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities and shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

         (b) A Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 2.01 shall be transferred to the beneficial owners thereof in the form of certificated Securities in definitive form only if such transfer complies with Section 2.06 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor Depositary is not appointed by the Company within 90 days of such notice or the Company decides to discontinue the use of Global Securities, or (ii) an Event of Default has occurred and is continuing.

         (c) Any Global Security or interest thereon that is transferable to the beneficial owners thereof in the form of certificated Securities in definitive form shall, if held by the Depositary, be surrendered by the Depositary to the Trustee, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Securities of authorized denominations in the form of certificated Securities in definitive form. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any Securities in the form of certificated Securities in definitive form delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.06(c), bear the Restricted Securities Legend set forth in Exhibit A hereto.

         (d) Prior to any transfer pursuant to Section 2.10(b), the registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

SECTION 2.11 Cancellation.

         The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else may cancel Securities surrendered for registration of transfer, exchange, payment, replacement, conversion, redemption, repurchase or cancellation. Upon written instructions of the Company, the Trustee shall dispose of canceled Securities in accordance with its procedures for the disposition of canceled securities in effect as of the date of such disposition. The Company may not issue new Securities to replace Securities that it has paid, redeemed or repurchased or that have been delivered to the Trustee for cancellation or that any holder has (i) converted pursuant to
Article 11 hereof, (ii) submitted for redemption pursuant to Article 3 hereof or
(iii) submitted for repurchase pursuant to Sections 3.08 or 3.14 hereof (unless revoked).

SECTION 2.12 Defaulted Interest.

         If the Company fails to make a payment of interest on the Securities ("defaulted interest"), it shall pay such defaulted interest plus, to the extent lawful, any interest payable on the defaulted interest. It may pay such defaulted interest, plus any such interest payable on it, to the persons who are holders of Securities on a subsequent special record date. The Company shall fix any such record date and payment date. At least 15 days before any such record date, the Company shall mail to holders of the Securities a notice that states the record date, payment date and amount of such interest to be paid.

SECTION 2.13 CUSIP Number.

         The Company in issuing the Securities may use a "CUSIP" number, and if so, such CUSIP number shall be included in notices of redemption, repurchase or exchange as a convenience to holders of Securities; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities and that reliance may be placed only on the other identification numbers printed on the Securities. The Company will promptly notify the Trustee of any change in the CUSIP number.

SECTION 2.14 Regulation S.

         The Company agrees that it will refuse to register any transfer of Securities or any shares of Common Stock issued upon conversion of Securities that is not made in accordance with the provisions of Regulation S under the Securities Act, pursuant to a registration statement which has been declared effective under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act; provided that the provisions of this paragraph shall not be applicable to any Securities which do not bear a Restricted Securities Legend or to any shares of Common Stock evidenced by certificates which do not bear a Restricted Common Stock Legend.

                                   ARTICLE 3

                            REDEMPTION AND PURCHASES

SECTION 3.01 Right to Redeem; Notices to Trustee.

         Prior to June 18, 2006, the Company cannot redeem the Securities (other than pursuant to Section 3.14). Beginning on June 18, 2006, the Company may redeem the Securities for cash in whole at any time, or in part from time to time, in accordance with the provisions of paragraph 5 of the Securities.

         If the Company elects to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the principal amount of Securities to be redeemed, the Redemption Price and the amount of any accrued and unpaid interest, Additional Amounts or Make Whole Payment payable on the Redemption Date. The Company shall give the notice to the Trustee provided for in this Section 3.01 by an Officers' Certificate at least 45 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee). If fewer than all the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall not be less than ten days after the date of notice to the Trustee.

SECTION 3.02 Selection of Securities to be Redeemed.

         If less than all the Securities are to be redeemed at any time, selection of the Securities for redemption shall be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not so listed, on a pro rata basis, by lot or by any other method that the Trustee considers fair and appropriate. The Trustee shall make the selection at least 30 days but not more than 60 days before the Redemption Date from outstanding Securities not previously called for redemption.

         The Trustee may select for redemption a portion of the principal amount of any Securities that have a denomination larger than $1,000. Securities and portions thereof shall be redeemed in the amount of $1,000 or integral multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

         The Trustee shall make the selection from Securities outstanding and not previously called for redemption. If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

SECTION 3.03 Notice of Redemption.

         At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each holder of Securities to be redeemed.

         The notice shall identify the Securities to be redeemed and shall state:

         (a) the Redemption Date;

         (b) the Redemption Price and any accrued and unpaid interest, Additional Amounts or Make Whole Payment payable on the Redemption Date;

         (c) the Conversion Rate and Conversion Price and whether any Securities converted after the notice of redemption will be settled in cash or shares of Common Stock;

         (d) the name and address of the Paying Agent and Conversion Agent;

         (e) that Securities called for redemption may be converted at any time before the close of business on the trading day immediately preceding the Redemption Date, unless the Company Defaults in the payment of the Redemption Price, in which case the conversion right will terminate at the close of business on the date such Default is cured;

         (f) that holders who want to convert Securities must satisfy the requirements set forth in paragraph 15 of the Securities;

         (g) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price and any accrued and unpaid cash interest, Additional Amounts or Make Whole Payment;

         (h) if fewer than all the outstanding Securities are to be redeemed, the certificate number and principal amounts of the particular Securities to be redeemed;

         (i) that, unless the Company defaults in making payment of such Redemption Price and any interest, Additional Amounts or Make Whole Payment which is due and payable, any interest and Additional Amounts will cease to accrue on and after the Redemption Date;

         (j) the CUSIP number of the Securities; and

         (k) any other information the Company wants to present.

         At the Company's request, the Trustee shall give the notice of redemption to holders in the Company's name and at the Company's expense, provided that the Company makes such request at least five business days (unless a shorter period shall be satisfactory to the Trustee) prior to the date such notice of redemption must be mailed.

SECTION 3.04 Effect of Notice of Redemption.

         Once a notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price (together with accrued and unpaid interest and any Additional Amounts to, but excluding, the Redemption Date and any Make Whole Payment) stated in the notice except for Securities which are converted in accordance with the terms of this Indenture. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price (together with accrued and unpaid interest and any Additional Amounts to, but excluding, the Redemption Date and any Make Whole Payment) stated in the notice.

SECTION 3.05 Deposit of Redemption Price.

         Prior to 10:00 a.m., New York City time, on any Redemption Date, the Company shall deposit with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of, and accrued and unpaid interest and any Additional Amounts to, but excluding, the Redemption Date and any Make Whole Payment with respect to, all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which on or prior thereto have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall as promptly as practicable return to the Company any money, together with interest or dividends thereon, if any, not required for that purpose because of conversion of Securities pursuant to Article 11. If such money is then held by the Company in trust and is not required for such purpose it shall be discharged from such trust.

SECTION 3.06 Securities Redeemed in Part.

         Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the holder a new Security in an authorized denomination equal in principal amount to the unredeemed portion of the Security surrendered.

SECTION 3.07 Conversion Arrangement on Call for Redemption.

         In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment banks or other purchasers to purchase such Securities by paying to the Trustee in trust for the holders of Securities, on or prior to 10:00 a.m. New York City time on the Redemption Date, an amount that, together with any amounts deposited with the Trustee by the Company for the redemption of such Securities, is not less than the Redemption Price of, and any accrued and unpaid interest, Additional Amounts or Make Whole Payment due with respect to, such Securities. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the Redemption Prices and any accrued and unpaid interest, Additional Amounts or Make Whole Payments on such Securities shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article 11) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the trading day immediately prior to the Redemption Date, subject to payment of the above amounts as aforesaid. The Trustee shall hold and pay to the holders whose Securities are selected for redemption any such amounts paid to it for purchase and conversion in the same manner as it would moneys deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

SECTION 3.08 Repurchase of Securities at Option of the Holder.

         (a) Securities shall be purchased by the Company pursuant to the terms of the Securities at the option of any holder of Securities on June 15, 2013 and June 15, 2018 (each, a "Repurchase Date"), at a purchase price of 100% of the principal amount plus any accrued and unpaid interest and any Additional Amounts (the "Repurchase Price"), in each case, to, but excluding, such Repurchase Date, subject to the provisions of Section 3.09. Repurchases of Securities under this
Section 3.08 shall be made, at the option of the holder thereof, upon:

                  (i) delivery to the Paying Agent by a holder of Securities of a written notice (a "Repurchase Notice") during the period beginning at any time from the opening of business on the date that is twenty business days prior to the applicable relevant Repurchase Date until the close of business on the third business day prior to such Repurchase Date stating:

                           (1) the certificate numbers, if any, which the holder will deliver to be purchased or the appropriate Depositary information if the Security in respect of which such notice of withdrawal is being submitted is represented by a Global Security,

                           (2) the portion of the principal amount of the Securities which the holder will deliver to be purchased, which portion must be a principal amount of $1,000 or an integral multiple thereof,

                           (3) that such Security shall be purchased as of the Repurchase Date pursuant to the terms and conditions specified in paragraph 6 of the Securities and in this Indenture, and

                           (4) in the event the Company elects, pursuant to
                           Section 3.09, to pay the Repurchase Price to be paid as of such Repurchase Date in shares of Common Stock but such portion of the Repurchase Price shall ultimately be payable to such holder entirely in cash because any of the conditions to payment of the Repurchase Price in Common Stock is not satisfied prior to the close of business on such Repurchase Date, as set forth in Section 3.09(c), whether such holder elects: (1) to withdraw such Repurchase Notice as to some or all of the Securities to which such Repurchase Notice relates (stating the principal amount and certificate numbers, if any, of the Securities as to which such withdrawal shall relate), or (2) to receive cash in respect of the entire Repurchase Price for all Securities (or portions thereof) to which such Repurchase Notice relates; and

                  (ii) delivery or book-entry transfer of the Securities to Paying Agent at any time after delivery of the applicable Repurchase Notice (together with all necessary endorsements) at the office of the Paying Agent, such delivery being a condition to receipt by the holder of the Repurchase Price therefor; provided that such Repurchase Price shall be so paid pursuant to this
Section 3.08 only if the Security so delivered to Paying Agent shall conform in all respects to the description thereof in the related Repurchase Notice.

         (b) If the Company has elected to pay the Repurchase Price in shares of Common Stock, but is unable to deliver the shares of Common Stock, a holder of Securities, in such holder's Repurchase Notice and in any written notice of withdrawal delivered by such holder pursuant to the terms of Section 3.10, may elect to withdraw the Repurchase Notice or to receive cash. If a holder fails to indicate in its Repurchase Notice its election to receive cash or Common Stock, the holder shall be deemed to have elected to receive cash in respect of the entire Repurchase Price for all Securities subject to such Repurchase Notice.

         The Company shall purchase from the holder thereof, pursuant to this
Section 3.08, a portion of a Security, only if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

         Any purchase by the Company contemplated pursuant to the provisions of this Section 3.08 shall be consummated by the delivery of the consideration to be received by the holder promptly following the later of the Repurchase Date and the time of the book-entry transfer or delivery of the Security.

         Notwithstanding anything herein to the contrary, any holder of Securities delivering to the Paying Agent the Repurchase Notice contemplated by this Section 3.08 shall have the right to withdraw such Repurchase Notice at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.10.

         The Paying Agent shall promptly notify the Company of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

SECTION 3.09 Company's Right to Elect Manner of Payment of Repurchase Price.

         (a) The Securities to be repurchased on any Repurchase Date pursuant to
Section 3.08 may be paid for at the election of the Company, in cash or Common Stock, subject to the conditions set forth in Sections 3.09(c) and (d). The Company shall designate, in the Company Repurchase Notice delivered pursuant to
Section 3.09(d), whether the Company will repurchase the Securities for cash or shares of Common Stock; provided that the Company will pay cash for fractional interests in shares of Common Stock. For purposes of determining the existence of potential fractional interests, all Securities subject to repurchase by the Company held by a holder shall be considered together (no matter how many separate certificates are to be presented). The Company may not change its election with respect to the consideration to be paid once the Company has given its Company Repurchase Notice to holders except pursuant to Section 3.09(c) in the event of a failure to satisfy, prior to the close of business on the business day immediately preceding the Repurchase Date, any condition to the payment of the Repurchase Price in shares of Common Stock.

         At least three business days before each Company Repurchase Notice Date, the Company shall deliver an Officers' Certificate to the Trustee specifying:

            (i) the manner of payment selected by the Company,

            (ii) the information required by Section 3.09(d) in the Company Repurchase Notice,

            (iii) if the Company elects to pay the Repurchase Price in shares of Common Stock, that the conditions to such manner of payment set forth in Section 3.09(c) have been or will be complied with, and

            (iv) whether the Company desires the Trustee to give the Company Repurchase Notice required by Section 3.09(d).

      (b) At the option of the Company, the Repurchase Price of Securities in respect of which a Repurchase Notice pursuant to Section 3.08 has been given may be paid by the Company entirely in cash or in shares of Common Stock. The Company Repurchase Notice, as provided in Section 3.09(d), shall be sent to holders not less than 30 business days prior to such Repurchase Date (the "Company Repurchase Notice Date").

      (c) At the option of the Company, the Repurchase Price of Securities in respect of which a Repurchase Notice pursuant to Section 3.08 has been given may be paid by the Company by the issuance of a number of shares of Common Stock equal to the quotient obtained by dividing the Repurchase Price by 97.5% of the average of the Closing Sale Price of the shares of Common Stock for the twenty-trading day period immediately preceding and ending on the third business day prior to the applicable Repurchase Date, appropriately adjusted to take into account the occurrence, during the period commencing on the first of the trading days during the twenty-trading day period and ending on the Repurchase Date, of any event described in Section 11.06, subject to the next succeeding paragraph.

      The Company will not issue fractional shares of Common Stock in payment of the Repurchase Price. Instead, the Company will pay cash based on the Closing Sale Price on the trading day immediately preceding the Repurchase Date for all fractional shares. It is understood that if a holder elects to have more than one Security purchased, the number of shares of Common Stock shall be based on the aggregate principal amount of Securities to be purchased.

      The Company's right to exercise its election to purchase Securities through the issuance of shares of Common Stock shall be conditioned upon:

            (i) the Company's giving a timely Company Repurchase Notice containing an election to purchase the Securities with shares of Common Stock as provided herein;

            (ii) the registration of such shares of Common Stock under the Securities Act and the Exchange Act, if required;

            (iii) the listing of such shares of Common Stock on a United States national securities exchange or the quotation of such shares of Common Stock on an interdealer quotation system of any registered United States national securities association, in each case, if the Common Stock is then listed on a national securities exchange or quoted in an inter-dealer quotation system;

            (iv) any necessary qualification or registration of such shares of Common Stock under applicable state securities laws or the availability of an exemption from such qualification and registration; and

            (v) the receipt by the Trustee of (1) an Officers' Certificate, stating that the conditions to the issuance of the shares of Common Stock have been satisfied and (2) an Opinion of Counsel to the effect that the shares of Common Stock to be issued by the Company in payment of the Repurchase Price in respect of the Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Repurchase Price in respect of the Securities, will be validly issued, fully paid and non-assessable and, to the best of such counsel's knowledge, free from preemptive rights under applicable state law or known material contracts.

      Such Officers' Certificate shall also set forth the number of shares of Common Stock to be issued for each $1,000 principal amount of Securities and the Closing Sale Price of a share of Common Stock on each trading day during the period commencing on the twentieth trading day immediately preceding but ending on the third business day prior to the applicable Repurchase Date. If the foregoing conditions are not satisfied prior to the close of business on the last day prior to the Repurchase Date and the Company has elected to repurchase the Securities through the issuance of shares of Common Stock, the Company shall pay the entire Repurchase Price of the Securities in cash.

      Promptly after determination of the actual number of shares of Common Stock to be issued upon repurchase of Securities, the Company shall be required to disseminate a press release through Dow Jones & Company, Inc. or Bloomberg Business News containing this information or publish the information on the Company's website or through such other public medium as the Company may use at that time.

      (d) In connection with any repurchase of Securities, the Company shall, no less than 30 business days prior to each Repurchase Date, give notice to holders (with a copy to the Trustee) setting forth information specified in this Section 3.09(d) (the "Company Repurchase Notice").

      Each Company Repurchase Notice shall:

            (i) state the Repurchase Price and the Repurchase Date to which the Company Repurchase Notice relates;

            (ii) state whether the Repurchase Price will be paid in cash or shares of Common Stock;

            (iii) if shares of Common Stock will be used to pay the Repurchase Price, state:

                  (1) the method for valuing the shares of Common Stock to be delivered in connection with the repurchase; and

                  (2) that holders of the Securities will bear the market risk with respect to the value of the shares of Common Stock to be delivered from the date the number of shares is determined;

            (iv) include a form of Repurchase Notice;

            (v) state the Conversion Rate and Conversion Price;

            (vi) state the name and address of the Conversion Agent;

            (vii) state that Securities must be surrendered to the Paying Agent to collect the Repurchase Price;

            (viii) if the Securities are then convertible, state that Securities as to which a Repurchase Notice has been given may be converted only if the Repurchase Notice is withdrawn in accordance with the terms of this Indenture; and

            (ix) state the CUSIP number of the Securities.

      Company Repurchase Notices may be given by the Company or, at the Company's request, the Trustee shall give such Company Repurchase Notice in the Company's name and at the Company's expense.

      (e) All shares of Common Stock delivered upon repurchase of the Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim created by the Company.

      (f) If a holder of a repurchased Security is paid in shares of Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of Common Stock. However, the holder shall pay any such tax which is due because the holder requests the Common Stock to be issued in a name other than the holder's name. The Paying Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the holder's name. Nothing herein shall preclude any income tax withholding required by applicable law or regulations.

      (g) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the repurchase rights of the holders of Securities.

SECTION 3.10 Effect of Repurchase Notice.

      Upon receipt by the Paying Agent of the Repurchase Notice specified in
Section 3.08, the holder of the Security in respect of which such Repurchase Notice was given shall (unless such Repurchase Notice is validly withdrawn) thereafter be entitled to receive solely the Repurchase Price with respect to such Security. Such Repurchase Price shall be paid to such holder, subject to receipt of funds and/or Securities by the Paying Agent, promptly following the later of (a) the Repurchase Date with respect to such Security (provided the holder has satisfied the conditions in Section 3.08) and (b) the time of delivery or book-entry transfer of such Security to the Paying Agent by the holder thereof in the manner required by Section 3.08. Securities in respect of which a Repurchase Notice has been given by the holder thereof may not be converted pursuant to Article 11 hereof on or after the date of the delivery of such Repurchase Notice unless such Repurchase Notice has first been validly withdrawn.

      A Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Repurchase Notice at any time prior to the close of business on the Repurchase Date, specifying:

            (i) the certificate numbers, if any, of the Security in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary information if the Security in respect of which such notice of withdrawal is being submitted is represented by a Global Security,

            (ii) the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and

            (iii) the principal amount, if any, of such Security which remains subject to the original Repurchase Notice and which has been or will be delivered for purchase by the Company.

      A written notice of withdrawal of a Repurchase Notice may be in the form set forth in the preceding paragraph or may be in the form of a conditional withdrawal contained in a Repurchase Notice pursuant to the terms of Section 3.08(a)(i)(4).

SECTION 3.11 Deposit of Repurchase Price.

      Prior to 10:00 a.m. New York City Time on the business day following the Repurchase Date, the Company shall deposit with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.04) an amount of cash (in immediately available funds if deposited on such business day) or Common Stock, if permitted hereunder, sufficient to pay the aggregate Repurchase Price of all the Securities or portions thereof that are to be purchased as of the Repurchase Date.

      As soon as practicable after the Repurchase Date the Company shall deliver to each holder of Securities entitled to receive shares of Common Stock through the Paying Agent, a certificate for the number of full shares of Common Stock issuable in payment of the Repurchase Price and cash in lieu of any fractional interests. The person in whose name the certificate for the shares of Common Stock is registered shall be treated as a holder of record of Common Stock on the business day following the Repurchase Date. No payment or adjustment will be made for dividends on the shares of Common Stock the record date for which occurred on or prior to the Repurchase Date.

SECTION 3.12 Securities Repurchased in Part.

      Upon presentation of any Security repurchased only in part, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Security or Securities, of any authorized denomination, in aggregate principal amount equal to the unrepurchased portion of the Securities presented.

SECTION 3.13 Repayment to the Company.

      The Paying Agent shall return to the Company any cash or shares of Common Stock that remain unclaimed after a period of two years, together with interest or dividends, if any, thereon, held by it for the payment of the Repurchase Price; provided, however, that the Company, or the Trustee at the written request and expense of the Company, shall have first caused notice of such payment to the Company to be mailed to each holder of Securities entitled thereto no less than 30 days prior to such payment and all liability of the Trustee and the Paying Agent shall thereupon cease with respect to such monies and the holder of any of the Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect unless an applicable abandoned property law designates another person. To the extent that the aggregate amount of cash or shares of Common Stock deposited by the Company pursuant to Section 3.11 exceeds the aggregate Repurchase Price of the Securities or portions thereof which the Company is obligated to purchase as of the Repurchase Date, then, unless otherwise agreed in writing with the Company, promptly after the business day following the Repurchase Date, the Paying Agent shall return any such excess to the Company together with interest or dividends, if any, thereon.

SECTION 3.14 Redemption of Securities at Option of the Holder Upon Fundamental Change.

      (a) If there shall occur a Fundamental Change at any time prior to the Maturity Date, then each holder of Securities shall have the right, at such holder's option, to require the Company to redeem all of such holder's Securities, or any portion thereof that is a multiple of $1,000 principal amount, on the date (the "Fundamental Change Redemption Date") that is thirty days after the date of the Fundamental Change Notice (as defined in Section 3.14(b)) (or, if such 30th day is not a business day, the next succeeding business day) at a redemption price (the "Fundamental Change Redemption Price") equal to 100% of the principal amount thereof, together with accrued interest and any Additional Amounts to, but excluding, the Fundamental Change Redemption Date; provided that if such Fundamental Change Redemption Date is an Interest Payment Date, then the interest payable on such Interest Payment Date shall be paid to the holders of record of the Securities on the applicable Regular Record Date instead of the holders surrendering the Securities for redemption on such date.

      Upon presentation of any Security redeemed in part only, the Company shall execute and, upon written order of the Company signed by an Officer, the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Security or Securities, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Securities presented.

      (b) On or before the tenth day after the occurrence of a Fundamental Change, the Company or at its written request (which must be received by the Trustee at least five business days prior to the date the Trustee is requested to give notice as described below, unless the Trustee shall agree in writing to a shorter period), the Trustee, in the name of and at the expense of the Company, shall mail or cause to be mailed to all holders of record on the date of the Fundamental Change a notice (the "Fundamental Change Notice") of the occurrence of such Fundamental Change and of the redemption right at the option of the holders arising as a result thereof. Such notice shall be mailed in the manner and with the effect set forth in Section 3.03 (without regard for the time limits set forth therein). If the Company shall give such notice, the Company shall also deliver a copy of the Fundamental Change Notice to the Trustee at such time as it is mailed to the holders of Securities.

      Each Fundamental Change Notice shall specify:

            (i) the circumstances constituting the Fundamental Change;

            (ii) the redemption right at the option of the holders arising as a result of the Fundamental Change;

            (iii) the Fundamental Change Redemption Date;

            (iv) the Fundamental Change Redemption Price;

            (v) that the holder must exercise the redemption right on or prior to the close of business on the Fundamental Change Redemption Date (the "Fundamental Change Expiration Time");

            (vi) that the holder shall have the right to withdraw any Securities surrendered prior to the Fundamental Change Expiration Time;

            (vii) a description of the procedure which a holder must follow to exercise such redemption right and to withdraw any surrendered Securities;

            (viii) the place or places where the holder is to surrender such holder's Securities;

            (ix) the amount of interest and any Additional Amounts accrued on each Security to (but excluding) the Fundamental Change Redemption Date; and

            (x) the CUSIP number or numbers of the Securities.

      No failure of the Company to give the foregoing notices and no defect therein shall limit the holders' redemption rights or affect the validity of the proceedings for the redemption of the Securities pursuant to this Section 3.14.

      (c) For a Security, other than a Global Security, to be so redeemed at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose or, at the option of such holder, the Corporate Trust Office, a written notice electing repayment upon a Fundamental Change stating:

            (i) the certificate number of the Security which the holder will deliver to be purchased;

            (ii) the portion of the principal amount of the Security which the holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof; and

            (iii) that such Security shall be purchased pursuant to the terms and conditions specified in paragraph 6 of the Securities,

together with such Securities duly endorsed for transfer, on or before the Fundamental Change Expiration Time. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for redemption shall be determined by the Company, whose determination shall be final and binding absent manifest error.

      (d) Prior to 10:00 am, New York City Time, on the business day following the Fundamental Change Redemption Date, the Company will deposit with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as Paying Agent, shall segregate and hold in trust as provided in Section 2.04) an amount of money sufficient to redeem on the Fundamental Change Redemption Date all the Securities to be redeemed on such date at the Fundamental Change Redemption Price; provided that, if such payment is made on the Fundamental Change Redemption Date, it must be received by the Paying Agent by 10:00 a.m., New York City time, on such date. Payment for Securities surrendered for redemption (and not withdrawn) prior to the Fundamental Change Expiration Time will be made promptly (but in no event more than five business days) following the Fundamental Change Redemption Date by mailing checks for the amount payable to the holders of such Securities entitled thereto as they shall appear in the Register. The Paying Agent shall return to the Company any cash that remains unclaimed after a period of two years, together with interest or dividends, if any, thereon, held by it for the payment of the Fundamental Change Redemption Price; provided, however, that the Company, or the Trustee at the written request and expense of the Company, shall have first caused notice of such payment to the Company to be mailed to each holder of Securities entitled thereto no less than 30 days prior to such payment and all liability of the Trustee and the Paying Agent shall thereupon cease with respect to such monies and the holder of any of the Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect unless an applicable abandoned property law designates another person. The Paying Agent shall as promptly as practicable return to the Company any money, together with interest or dividends thereon, if any, not required for that purpose because of conversion of Securities pursuant to Article 11. If such money is then held by the Company in trust and is not required for such purpose it shall be discharged from such trust.

      (e) In the case of a reclassification, change, consolidation, merger, combination, sale or conveyance to which Section 11.14 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive stock, securities or other property or assets (including cash), which includes shares of Common Stock of the Company or shares of common stock of another person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such stock, securities or other property or assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (accompanied by an Opinion of Counsel that such supplemental indenture complies with the TIA as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of holders of the Securities to cause the Company to repurchase the Securities following a Fundamental Change, including without limitation the applicable provisions of this Section 3.14 and the definitions of Common Stock and Fundamental Change, as appropriate, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to such other person if different from the Company and the common stock issued by such person (in lieu of the Company and the Common Stock of the Company).

      (f) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the redemption rights of the holders of Securities in the event of a Fundamental Change.

                                    ARTICLE 4

                                    COVENANTS

SECTION 4.01 Payment of Securities.

      The Company shall pay the principal of, premium, if any, interest and Additional Amounts, if any, on the Securities on the dates and in the manner provided in the Securities. Principal of, premium, interest, Additional Amounts, Make Whole Payment, Redemption Price, Repurchase Price or Fundamental Change Redemption Price, as the case may be, shall be considered paid on the date due if the Trustee or Paying Agent holds as of 10:00 a.m., New York City time, on such date immediately available funds designated for and sufficient to pay all principal of, premium, if any, interest, Additional Amounts, if any, Make Whole Payment, Redemption Price, Repurchase Price or Fundamental Change Redemption Price then due.

      To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on (i) overdue principal of, premium, if any, Make Whole

Payment, Redemption Price, Repurchase Price or Fundamental Change Redemption Price, at the rate borne by the Securities, compounded semiannually; and (ii) overdue installments of interest and Additional Amounts, if any, (without regard to any applicable grace period) at the same rate, compounded semiannually.

SECTION 4.02 Commission Reports.

      The Company shall comply with TIA Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 4.03 Compliance Certificate.

      The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company, an Officers' Certificate, one of the signers of which shall hold the equivalent position of principal executive, principal financial or principal accounting officer of the Company, stating that a review of the activities of the Company and its subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has fully performed its obligations under this Indenture and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge, the Company is not in Default in the performance or observance of any of the terms and conditions hereof (or, if any Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge) and, that to the best of his or her knowledge, no event has occurred and remains in existence by reason of which payments on account of the principal of, premium, if any, interest or Additional Amounts, if any, on the Securities are prohibited (or, if any such event shall have occurred, describing all such events of which he or she may have knowledge).

      The Company shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

SECTION 4.04 Maintenance of Office or Agency.

      The Company shall maintain or cause to be maintained the office or agency required under Section 2.03. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency maintained by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, presentations, surrenders, notices and demands with respect to the Securities may be made or served at the Corporate Trust Office of the Trustee.

      The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designation.

SECTION 4.05 Continued Existence.

      Subject to Article 8, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the holders of Securities.

SECTION 4.06 Appointments to Fill Vacancies in Trustee's Office.

      The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.08, a Trustee, so that there shall at all times be a Trustee hereunder.

SECTION 4.07 Stay, Extension and Usury Laws.

      The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter enforced, that may affect the Company's obligation to pay any principal of, premium, if any, interest, Additional Amounts, if any, Make Whole Payment, Redemption Price, Repurchase Price or Fundamental Change Redemption Price due on the Securities; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law insofar as such law applies to the Securities, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.08 Taxes.

      The Company shall, and shall cause each of its subsidiaries to, pay prior to delinquency all taxes, assessments and government levies; provided, however, that the Company shall not be required to pay or cause to be paid any such tax, assessment or levy (a) if the failure to do so will not, in the aggregate, have a material adverse impact on the Company and its subsidiaries taken as a whole, or (b) if the amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 4.09 Additional Amounts Notices.

      In the event that the Company is required to pay Additional Amounts to holders of Securities pursuant to the Registration Rights Agreement, the Company will provide written notice (the "Additional Amounts Notice") to the Trustee of its obligation to pay Additional Amounts no later than fifteen days prior to the proposed payment date set for any payment of Additional Amounts, and the Additional Amounts Notice shall set forth the amount of Additional Amounts to be paid. The Trustee shall not be under any duty or responsibility to any holder of Securities to determine the Additional Amounts, or with respect to the nature, extent, or calculation of the amount of Additional Amounts when made, or with respect to the method employed in such calculation of the Additional Amounts.

                                    ARTICLE 5

                                   SUCCESSORS

SECTION 5.01 When the Company May Merge, Etc.

      The Company may not, in a single transaction or series of related transactions, consolidate or merge with or into or effect a share exchange with (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets to, any person as an entirety or substantially as an entirety unless:

      (a) either:

            (i) the Company shall be the continuing corporation; or

            (ii) the person formed by or surviving any such consolidation or share exchange or into which the Company is merged (if other than the Company) or the person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Company as an entirety or substantially:

                  (1) shall be a corporation, partnership, limited liability corporation or trust organized under the laws of the United States or any State thereof or the District of Columbia; and

                  (2) shall expressly assume, by supplemental indenture in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee, the due and punctual payment of the principal of, and premium, if any, and interest and Additional Amounts, if any, on all of the Securities and the performance of every covenant of the Securities and this Indenture and the Registration Rights Agreement on the part of the Company to be performed or observed, including, without limitation, modifications to rights of holders to cause the repurchase of Securities upon a Fundamental Change in accordance with
                  Section 3.14(e) and conversion rights in accordance with
                  Section 11.14 to the extent required by such Sections;

      (b) in all cases, immediately after giving effect to such transaction no Default and no Event of Default and no event that, after notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing; and

      (c) if a supplemental indenture is to be executed in connection with such consolidation, merger, share exchange, sale, assignment, transfer, lease, conveyance or other disposition, the Company or such person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such transaction complies with this provision of this Indenture and that all conditions precedent in this Indenture relating to such transaction have been satisfied.

      For purposes of this Section 5.01, the transfer (by lease, assignment, sale, conveyance or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more subsidiaries of the Company, the capital stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

SECTION 5.02 Successor Corporation Substituted.

      Upon any such consolidation, merger, share exchange, sale, assignment, transfer, lease, conveyance or other disposition in accordance with Section 5.01, the successor person formed by such consolidation, or share exchange or into which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made will succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company therein, and thereafter (except in the case of a sale, assignment, transfer, lease, conveyance or other disposition) the predecessor corporation will be relieved of all further obligations and covenants under this Indenture and the Securities.

SECTION 5.03 Purchase Option on Fundamental Change.

      This Article 5 does not affect the obligations of the Company (including without limitation any successor to the Company) under Section 3.14.

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

SECTION 6.01 Events of Default.

      "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article 12 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (a) default in the payment of the principal of (or premium, if any, on) any Security at the Maturity Date; or

      (b) default in the payment of any interest and any Additional Amount on any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

      (c) failure to comply with or observe in any material respect any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a Default in whose performance or whose breach is elsewhere in this Section 6.01 specifically dealt with), and continuance of such failure to comply with or observe for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Securities a written notice specifying such failure to observe or comply with and requiring it to be remedied; or

      (d) default in the payment of the Redemption Price, Repurchase Price or Fundamental Change Redemption Price (including any accrued and unpaid interest or Additional Amount or Make Whole Payment) when the it becomes due and payable; or

      (e) failure to provide timely notice of any Fundamental Change in accordance with Section 3.14(b); or

      (f) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of Indebtedness by the Company or any Restricted Subsidiary of the Company or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Indebtedness of such type by the Company or any such Restricted Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of $5 million, whether such Indebtedness now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay any portion of the principal of such Indebtedness at final maturity after the expiration of any applicable grace period with respect thereto or shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

      (g) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Restricted Subsidiary of the Company in an involuntary case or proceeding under any applicable Bankruptcy Law or (B) a decree or order adjudging the Company or any such Restricted Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any such Restricted Subsidiary under any applicable Bankruptcy Law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any such Restricted Subsidiary or of any substantial part of the property of the Company or any such Restricted Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any such Restricted Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

      (h) the commencement by the Company or any Restricted Subsidiary of the Company of a voluntary case or proceeding under any applicable Bankruptcy Law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any such Restricted Subsidiary to the entry of a decree or order for relief in respect of the Company or any Restricted Subsidiary of the Company in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Restricted Subsidiary of the Company, or the filing by the Company or any such Restricted Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Bankruptcy Law, or the consent by the Company or any such Restricted Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Restricted Subsidiary of the Company or of any substantial part of the property of the Company or any Restricted Subsidiary of the Company, or the making by the Company or any Restricted Subsidiary of the Company of an assignment for the benefit of creditors, or the admission by the Company or any such Restricted Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any such Restricted Subsidiary in furtherance of any such action.

SECTION 6.02 Acceleration.

      If an Event of Default (other than an Event of Default with respect to the Company specified in Sections 6.01(g) or (h)) occurs and is continuing, then and in every such case the Trustee, by written notice to the Company, or the holders of at least 25% in aggregate principal amount of the then outstanding Securities, by written notice to the Company and the Trustee, may declare the unpaid principal of, premium, if any, and accrued and unpaid interest and Additional Amounts, if any, on all the Securities to be due and payable. Upon such declaration such principal amount, premium, if any, and accrued and unpaid interest and Additional Amounts, if any, shall become immediately due and payable, notwithstanding anything contained in this Indenture or the Securities to the contrary. If any Event of Default with respect to the Company specified in Sections 6.01(g) or (h) occurs, all unpaid principal of and premium, if any, and accrued and unpaid interest and Additional Amounts, if any, on the Securities then outstanding shall become automatically due and payable, without any declaration or other act on the part of the Trustee or any holder of Securities.

      The holders of a majority in aggregate principal amount of the Securities then outstanding may, on behalf of the holders of all of the Securities, waive an existing Default or Event of Default and its consequences, except a Default or Event of Default in the payment of principal of, premium, if any, interest and Additional Amounts, if any, on the Securities (other than the nonpayment of principal of, premium, if any, interest and Additional Amounts, if any, on the Securities which has become due solely by virtue of an acceleration that has been duly rescinded as provided above) or in respect of a covenant or provision of this Indenture that cannot be modified or amended without the consent of all holders of the Securities. No such rescission shall affect any subsequent or other Default or Event of Default or impair any right consequent thereto.

SECTION 6.03 Other Remedies.

      If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, premium, if any, or interest or Additional Amounts, if applicable, on the Securities or to enforce the performance of any provision of the Securities or this Indenture. The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any holder of a Security in exercising any right or remedy occurring upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04 Waiver of Past Defaults.

      The holders of a majority in aggregate principal amount of the Securities then outstanding may, on behalf of the holders of all of the Securities, waive an existing Default or Event of Default and its consequences, except a Default or Event of Default in the payment of principal of, premium, if any, interest and Additional Amounts, if any, on the Securities (other than the nonpayment of principal of, premium, if any, interest and Additional Amounts, if any, on the Securities which has become due solely by virtue of an acceleration that has been duly rescinded as provided above) or in respect of a covenant or provision of this Indenture that cannot be modified or amended without the consent of all holders of the Securities. No such rescission shall affect any subsequent or other Default or Event of Default or impair any right consequent thereto.

SECTION 6.05 Control by Majority.

      The holders of a majority in aggregate principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other holders of Securities or that may involve the Trustee in personal liability; provided that the

Trustee shall have no duty or obligation (subject to Section 7.01) to ascertain whether or not such actions of forbearances are unduly prejudicial to such holders; provided, further, that the Trustee may take any other action the Trustee deems proper that is not inconsistent with such directions.

SECTION 6.06 Limitation on Suits.

      A holder of Securities may not pursue any remedy with respect to this Indenture or the Securities unless:

            (i) the holder gives the Trustee written notice of a continuing Event of Default;

            (ii) the holders of at least 25% in aggregate principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

            (iii) such holder or holders offer and, if requested, provide to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

            (iv) the Trustee does not act on the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

            (v) during such 60-day period the holders of a majority in aggregate principal amount of the then outstanding Securities do not give the Trustee a direction inconsistent with the request.

      A holder of Securities may not use this Indenture to prejudice the rights of another holder or to obtain a preference or priority over another holder.

SECTION 6.07 Rights of Holders To Receive Payment.

      Notwithstanding any other provision of this Indenture, the right of any holder of Securities to receive payment of principal of, premium, if any, and interest and Additional Amounts, if any, on the Securities, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, or to bring suit for the enforcement of the right to convert the Securities shall not be impaired or affected without the consent of the holder of Securities.

SECTION 6.08 Collection Suit by Trustee.

      If an Event of Default specified in Sections 6.01(a) or (b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium, if any, and interest and Additional Amounts, if any, remaining unpaid on the Securities and interest on overdue principal of, premium, if any, and interest and Additional Amounts, if any, and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09 Trustee May File Proofs of Claim.

      The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the holders of Securities allowed in any judicial proceedings relative to the Company, its creditors or its property. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any holder of Securities any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any holder in any such proceeding.

SECTION 6.10 Priorities.

      Subject to Article 12, if the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

            First: to the Trustee for amounts due under Section 7.07, including payment of all compensation, expenses and liabilities incurred, and all advances made, by the Trustee, and the costs and expenses of collection;

            Second: to holders of Securities for amounts due and unpaid on the Securities for principal of, premium, if any, and interest and Additional Amounts, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal of, premium, if any, and interest and Additional Amounts, if any, respectively; and

            Third: to the Company.

      Except as otherwise provided in Section 2.12, the Trustee may fix a record date and payment date for any payment to holders of Securities.

SECTION 6.11 Undertaking for Costs.

      In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit, other than the Trustee, of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a holder pursuant to Section 6.07 or a suit by holders of more than 10% in aggregate principal amount of the then outstanding Securities.

                                    ARTICLE 7

                                   THE TRUSTEE

      The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same as herein expressed. Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article 7.

SECTION 7.01 Duties of the Trustee.

      (a) If an Event of Default known to a Trust Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

      (b) Except during the continuance of an Event of Default known to a Trust Officer of the Trustee:

            (i) The duties of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

      (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            (i) This paragraph does not limit the effect of paragraph (b) of this Section;

            (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

      (d) Whether or not therein expressly so provided, every provision of this Indenture that is in any way related to the Trustee is subject to paragraphs
(a), (b) and (c) of this Section 7.01.

      (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk of liability is not reasonably assured to it.

      (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02 Rights of the Trustee.

      (a) The Trustee may conclusively rely on and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, security or other document believed in good faith by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter contained therein.

      (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof is herein specifically prescribed). In addition, before the Trustee acts or refrains from acting, it may require an Officers' Certificate, an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

      (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its attorneys and agents and other persons not regularly in its employ and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care.

      (d) The Trustee shall not be liable for any action it takes or omits to take in good faith without negligence or willful misconduct which it believes to be authorized or within its discretion, rights or powers.

      (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

      (f) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

      (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the holders of Securities pursuant to the provisions of this Indenture, unless such holders have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred thereby.

      (h) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, security or other document unless requested in writing to do so by the holders of not less than a majority in aggregate principal amount of the Securities then outstanding, provided that if the Trustee determines in its discretion to make any such investigation, then it shall be entitled, upon reasonable prior notice and during normal business hours, to examine the books and records and the premises of the Company, personally or by agent or attorney, and the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be reimbursed by the Company upon demand.

      (i) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct.

      (j) The Trustee shall not be responsible for the computation of any adjustment to the Conversion Rate (or Conversion Price) or for any determination as to whether an adjustment is required and shall not be deemed to have knowledge of any adjustment unless and until it shall have received the notice from the Company contemplated by Section 11.11.

      (k) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other person employed to act hereunder.

      (l) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 7.03 Individual Rights of the Trustee.

      Subject to Sections 7.10 and 7.11, the Trustee in its individual or any other capacity may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee and may otherwise deal with the Company or an Affiliate of the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 7.04 Trustee's Disclaimer.

      The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities. It shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision of this Indenture. It shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Securities or any other document in connection with the sale of the Securities or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.05 Notice of Defaults.

      If a Default or Event of Default occurs and is continuing and if it is known to a Trust Officer of the Trustee, the Trustee shall mail to each holder of Securities a notice of the Default or Event of Default within 90 days after it occurs. A Default or an Event of Default shall not be considered known to a Trust Officer of the Trustee unless it is a Default or Event of Default in the payment of principal of, premium, if any, or interest and Additional Amounts, if any, when due under Sections 6.01(a), (b) or (d) or a Trust Officer of the Trustee shall have received notice thereof, in accordance with this Indenture, from the Company or from the holders of a majority in aggregate principal amount of the outstanding Securities. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest or Additional Amounts, if any, on any of the Securities, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of the holders of the Securities.

SECTION 7.06 Reports by the Trustee to Holders.

      Within 60 days after the reporting date stated in Section 10.10, the Trustee shall mail to holders of Securities a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

      A copy of each report at the time of its mailing to holders of Securities shall be filed, at the expense of the Company, by the Trustee with the Commission and each stock exchange or securities market, if any, on which the Securities are listed or quoted. The Company shall timely notify the Trustee when the Securities are listed or quoted on any stock exchange or securities market or of any delisting thereof.

SECTION 7.07 Compensation and Indemnity.

      The Company shall pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation for its acceptance of this Indenture and its services hereunder as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by or on behalf of it in addition to the compensation for its services. Such expenses may include the reasonable compensation, disbursements and expenses of the Trustee's agents, counsel and other persons not regularly in its employ.

      The Company shall indemnify each of the Trustee and any predecessor Trustee against, and defend and hold each of them harmless from, any and all loss, liability or expense incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture and the trusts hereunder, including the costs and expenses of defending itself against or investigating any claim (regardless of whether asserted by the Company, a holder or any other person) of liability in the premises, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim with counsel designated by the Company, who may be outside counsel to the Company but shall in all events be reasonably satisfactory to the Trustee, and the Trustee shall cooperate in the defense. In addition, the Trustee may retain one separate counsel and, if deemed advisable by such counsel, local counsel, and the Company shall pay the reasonable fees and expenses of such separate counsel and local counsel. The indemnification herein extends to any settlement, provided that the Company will not be liable for any settlement made without its consent, provided, further, that such consent will not be unreasonably withheld.

      The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its own negligence or willful misconduct.

      The Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee to secure the Company's payment obligations in this Section 7.07, except that held in trust to pay principal of, premium, if any, and interest and Additional Amounts, if any, on the Securities. Such liens and the Company's obligations under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

      When the Trustee incurs expenses or renders services after an Event of Default specified in Sections 6.01(g) or (h) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 7.08 Replacement of the Trustee.

      A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

      The Trustee may resign at any time and be discharged from the trust hereby created by so notifying the Company. The holders of a majority in aggregate principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

            (i) the Trustee fails to comply with Section 7.10;

            (ii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

            (iii) a custodian under any Bankruptcy Law or public officer takes charge of the Trustee or its property; or

            (iv) the Trustee becomes incapable of acting.

      If the Trustee resigns, is removed, becomes incapable of acting or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the holders of a majority in aggregate principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

      If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, at the Company's expense, the Company or the holders of at least 10% in aggregate principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      If the Trustee after written request by any holder of Securities who has been a holder for at least six months fails to comply with Section 7.10, such holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to holders of Securities. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided that all sums owing to the retiring Trustee hereunder have been paid and subject to the lien provided for in Section 7.07. Notwithstanding the replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it prior to such replacement.

      Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the preceding paragraph.

SECTION 7.09 Successor Trustee by Merger, etc.

      If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business (including the trust created by this Indenture) to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee herein.

SECTION 7.10 Eligibility, Disqualification.

      This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall always have a combined capital and surplus as stated in Section 10.10. The Trustee is subject to TIA Section 310(b) regarding the disqualification of a trustee upon acquiring a conflicting interest.

SECTION 7.11 Preferential Collection of Claims Against Company.

      The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship set forth in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                    ARTICLE 8

                           SATISFACTION AND DISCHARGE

SECTION 8.01 Discharge of Indenture.

      When (a) the Company delivers to the Trustee for cancellation all Securities theretofore authenticated (other than Securities replaced pursuant to Section 2.07) and not theretofore canceled, or (b) all the Securities not theretofore canceled or delivered to the Trustee for cancellation have become due and payable, or are by their terms will become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company deposits with the Trustee, in trust, the Paying Agent (if the Paying Agent is not the Company or any of its Affiliates) or the Conversion Agent cash or, if expressly permitted by the terms of the Securities or this Indenture, Common Stock sufficient to pay all amounts due and owing or that will become due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.07) not theretofore canceled or delivered to the Trustee for cancellation, including principal of, premium, if any, interest and Additional Amounts, if any, due or to become due to such date of maturity or redemption, as the case may be, and if in either case the Company also pays, or causes to be paid, all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer, substitution, replacement and exchange and conversion of Securities,
(ii) rights hereunder of holders of Securities to receive payments of principal of, premium, if any, and interest, and Additional Amounts, if any, on, the Securities and to receive shares of Common Stock upon conversion of the Securities, (iii) the obligations under Sections 2.03 and 8.05 hereof and (iv) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on written demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 10.04 and at the Company's cost and expense, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

SECTION 8.02 Deposited Monies to be Held in Trust by Trustee.

      Subject to Section 8.04, all monies deposited with the Trustee pursuant to
Section 8.01 shall be held in trust and applied by it to the payment either directly or through the Paying Agent, to the holders of the particular Securities for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal of, premium, if any, interest, and Additional Amounts, if any.

SECTION 8.03 Paying Agent to Repay Monies Held.

      Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent (other than monies held by the Trustee not pursuant to Section 8.01) shall, upon the Company's written demand, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

SECTION 8.04 Return of Unclaimed Monies.

      Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, interest or Additional Amounts, if any, on the Securities and not applied but remaining unclaimed by the holders thereof for two years after the date upon which the principal of, premium, if any, interest or Additional Amounts, if any, on such Securities, as the case may be, have become due and payable, shall be repaid to the Company by the Trustee on written demand; provided, however, that the Company, or the Trustee at the written request and expense of the Company, shall have first caused notice of such payment to the Company to be mailed to each holder of Securities entitled thereto no less than 30 days prior to such payment and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect unless an applicable abandoned property law designates another person.

SECTION 8.05 Reinstatement.

      If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 8.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to
Section 8.01 until such time as the Trustee or the Paying Agent is permitted to apply all such money in accordance with Section 8.02; provided, however, that if the Company makes any payment of interest or Additional Amounts, if any, on or principal of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders thereof to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9

                                   AMENDMENTS

SECTION 9.01      Without the Consent of Holders.

      The Company and the Trustee may amend this Indenture or the Securities without notice to or the consent of any holder of Securities for the purposes of:

            (i) curing any ambiguity, defect or inconsistency or make any other changes in the provisions of this Indenture which the Company and the Trustee may deem necessary or desirable, provided such amendment does not materially and adversely affect the rights of the holders of Securities under this Indenture or the Securities;

            (ii) providing for uncertificated Securities in addition to or in place of certificated Securities;

            (iii) evidencing the succession of another person to the Company and providing for the assumption by such successor of the covenants and obligations of the Company hereunder and in the Securities as permitted by Section 5.01;

            (iv) providing for conversion rights of holders of Securities in the event of consolidation, merger, share exchange or sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the properties or assets of the Company as an entirety or substantially as an entirety as required to comply with Sections 5.01 and/or 11.14 of this Indenture;

            (v) reducing the Conversion Price;

            (vi) evidencing and providing for the acceptance of appointment under this Indenture of a successor Trustee;

            (vii) in exchange for holders of Securities agreeing to waive their right to require the Company to purchase all or a portion of their Securities on a specified Repurchase Date, adding additional Repurchase Dates on which holders of Securities may require the Company to purchase all or a portion of their Securities at the applicable Repurchase Price and paying such holders of Securities additional cash payments in connection therewith;

            (viii) making any changes that would provide the holders of the Securities with any additional rights or benefits or that does not adversely affect the legal rights under this Indenture of any such holder; or

            (ix) complying with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA.

SECTION 9.02 With the Consent of Holders.

      Subject to Section 6.07, the Company and the Trustee may amend this Indenture or the Securities with the written consent of the holders of at least a majority in aggregate principal amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for Securities).

      Subject to Sections 6.04 and 6.07, the holders of a majority in aggregate principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for Securities) may also waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities.

      However, without the consent of each holder of Securities affected, an amendment or waiver under this Section may not (with respect to any Securities held by a non-consenting holder):

            (i) reduce the principal amount of Securities whose holders must consent to an amendment, supplement or waiver;

            (ii) reduce the principal of, or premium on, or change the fixed maturity of any Security or, except as permitted pursuant to clauses (i), (vii),
(viii) or (ix) of Section 9.01, alter the redemption or repurchase provisions in a manner adverse to the holders of Securities;

            (iii) reduce the Redemption Price, Repurchase Price or Fundamental Change Redemption Price due with respect to any Security;

            (iv) reduce the rate of, or change the time for payment of, interest, including defaulted interest, or Additional Amounts on any Security;

            (v) waive a Default or Event of Default in the payment of principal of, premium, if any, or interest or Additional Amounts, if any, on the Securities (except a rescission of acceleration of the Securities by the holders of at least a majority in aggregate principal amount of the Securities then outstanding and a waiver of the payment default that resulted from such acceleration);

            (vi) make the principal of, or premium, if any, or interest or Additional Amounts, if any, on any Security payable in money or securities other than as provided for herein and in the Securities;

            (vii) make any change in the provisions of this Indenture relating to the rights of holders of Securities to receive payments of principal of, premium, if any, or interest or Additional Amounts, if any, on the Securities;

            (viii) waive a Fundamental Change with respect to any Securities;

            (ix) increase the Conversion Price or, except as permitted herein (including Sections 9.01(i), (iv) and (v)) or in the Securities, modify the provisions contained herein relating to conversion of the Securities in a manner adverse to the holders thereof; or

            (x) make any change to the abilities of holders of Securities to enforce their rights hereunder or the provisions of clauses (i) through (ix) of this Section 9.02.

      To secure a consent of the holders of Securities under this Section, it shall not be necessary for such holders to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

      After an amendment or waiver under this Section becomes effective, the Company shall mail to holders of Securities a notice briefly describing the amendment or waiver.

SECTION 9.03 Compliance with the Trust Indenture Act.

      Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

SECTION 9.04 Revocation and Effect of Consents.

      Until an amendment or waiver becomes effective, a consent to it by a holder of Securities is a continuing consent by the holder and every subsequent holder of Securities or portion of Securities that evidences the same debt as the consenting holder's Security, even if notation of the consent is not made on any Security. However, any such holder or subsequent holder may revoke the consent as to his or her Security or portion of Securities if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the holders of the requisite principal amount of Securities have consented to the amendment or waiver.

      The Company may, but shall not be obligated to, fix a record date for the purpose of determining the holders of Securities entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those persons who were holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents extending such period shall have also have been given by holders of the principal amount of Securities required hereunder for such amendment or waiver and not revoked within such 90-day period.

      After an amendment or waiver becomes effective it shall bind every holder of Securities, unless it is of the type described in clauses (i) through (x) of
Section 9.02. In such case, the amendment or waiver shall bind each holder of Securities who has consented to it and every subsequent holder of Securities or portion of Securities that evidences the same debt as the consenting holder's Security.

SECTION 9.05      Notation on or Exchange of Securities.


      Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 9 may, and shall if required by the Trustee, bear a notation in the form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities without charge to the holders of the Securities, except as specified in Section 2.06.

SECTION 9.06 Trustee Protected.

      The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article 9 if such amendment or supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If such amendment or supplemental indenture does adversely affect the rights, duties, liabilities or immunities of the Trustee, the Trustee may, but need not, sign it. In signing such amendment or supplemental indenture, the Trustee shall receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

                                   ARTICLE 10

                               GENERAL PROVISIONS

SECTION 10.01 Trust Indenture Act Controls.

      If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), such duties imposed by such section of the TIA shall control. If any provision of this Indenture expressly modifies or excludes any provision of the TIA that may be so modified or excluded, the Indenture provision so modifying or excluding such provision of the TIA shall be deemed to apply.

SECTION 10.02     Notices.


      Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail, with postage prepaid (registered or certified, return receipt requested), or sent by facsimile or overnight air couriers guaranteeing next day delivery, to the other's address as stated in Section 10.10. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

      All notices and communications (other than those sent to holders of Securities) shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when transmission is confirmed, if transmitted by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

      Any notice or communication to a holder of Securities shall be mailed by first-class mail, with postage prepaid, to his or her address shown on the Register kept by the Registrar. Failure to mail a notice or communication to a holder or any defect in it shall not affect its sufficiency with respect to other holders.

      If a notice or communication to a holder of Securities is sent in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

      If the Company sends a notice or communication to holders of Securities, it shall send a copy to the Trustee and each Agent at the same time.

      All notices or communications shall be in writing.

SECTION 10.03 Communication by Holders With Other Holders.

      Holders may communicate pursuant to TIA Section 312(b) with other holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent and the Conversion Agent shall have the protection of TIA Section 312(c).

SECTION 10.04 Certificate and Opinion as to Conditions Precedent.


      Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

            (i) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05) stating that, in the opinion of such person, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

            (ii) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05) stating that, in the opinion of such counsel, all such conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with.

SECTION 10.05 Statements Required in Certificate or Opinion.

      Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall include:

            (i) a statement that the person making such certificate or opinion has read such covenant or condition;

            (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (iii) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

      Any Officers' Certificate may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such Officer knows that the opinion with respect to the matters upon which his or her certificate may be based as aforesaid is erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon certificates (including an Officers' Certificate), statements or opinions of, or representations by an officer or officers of the Company, or other persons or firms deemed appropriate by such counsel, unless such counsel knows that the certificates, statements or opinions or representations with respect to the matters upon which his or her opinion may be based as aforesaid are erroneous.

      Any Officers' Certificate, statement or Opinion of Counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representation by an accountant (who may be an employee of the Company), or firm of accountants, unless such Officer or counsel, as the case may be, knows that the certificate or opinion or representation with respect to the accounting matters upon which his or her certificate, statement or opinion may be based as aforesaid is erroneous.

SECTION 10.06 Rules by Trustee and Agents.

      The Trustee may make reasonable rules for action by, or a meeting of, holders of Securities. The Registrar, the Conversion Agent or the Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 10.07 Legal Holidays.

      A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close, and a "business day" is any day that is not a Legal Holiday. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If any date specified in this Indenture, including, without limitation, a Redemption Date under Paragraph 5 of the Securities, is a Legal Holiday, then such date shall be the next succeeding business day.

SECTION 10.08 No Recourse Against Others.

      No director, officer, employee, stockholder or Affiliate, as such, of the Company from time to time shall have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each holder by accepting a Security waives and releases all such liability. This waiver and release are part of the consideration for the Securities. Each of such directors, officers, employees, stockholders and Affiliates is a third party beneficiary of this Section 10.08.

SECTION 10.09 Counterparts.

      This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 10.10 Other Provisions.

      The Company initially appoints the Trustee as Paying Agent, Registrar and Conversion Agent. The reporting date for Section 7.06 is May 15 of each year. The first reporting date is the May 15 following the issuance of Securities hereunder.

      The Trustee shall always have, or shall be a Subsidiary of a bank or bank holding company which has, a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

      The Company's address is:

            Western Wireless Corporation
            3650 131st Avenue, SE, Suite 400
            Bellevue, Washington 98006
            Attention:  Chief Financial Officer
            Facsimile:  (425) 586-8010

      The Trustee's address is:

            The Bank of New York
            101 Barclay Street, Floor 8 West
            New York, New York 10286
            Attention:  Corporate Trust Administration
            Facsimile:  (212) 815-5704/5707

      Whether or not required by the rules and regulations of the Commission, so long as any Securities are outstanding, the Company will file with the Commission and furnish to the Trustee and the holders of Securities all quarterly and annual financial information (without exhibits) required to be contained in a filing on Forms 10-Q and 10-K, respectively, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual consolidated financial statements only, a report thereon by the Company's independent auditors. The Company shall not be required to file any report or other information with the Commission if it does not permit such filing.

SECTION 10.11 Governing Law; Waiver of Jury Trial.

      The laws of the State of New York, without regard to conflict of laws principles thereof, shall govern this Indenture and the Securities.

      EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 10.12 No Adverse Interpretation of Other Agreements.

      This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such other indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 10.13 Successors.


      All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 10.14 Severability.

      In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10.15 Table of Contents, Headings, etc.

      The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                                   ARTICLE 11

                                   CONVERSION

SECTION 11.01 Conversion Right.

      Subject to and upon compliance with the provisions of this Indenture, each holder of Securities shall have the right, at his or her option, at any time on or before the close of business on the last trading day prior to the Maturity Date (subject to the next paragraph), to convert the principal amount of any Security held by such holder, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by multiplying (i) the principal amount of the Securities or portion thereof to be converted by (ii) a conversion rate of 64.6998 shares per $1,000 principal amount of Securities (as adjusted from time to time as provided in this Article, the "Conversion Rate"). The initial Conversion Rate is equivalent to a conversion price of $15.456 per share (the "Conversion Price").

      Notwithstanding the foregoing paragraph, the holders' right to conversion will terminate: (a) with respect to any Security or portion thereof which is called for redemption prior to the last trading day prior to the Maturity Date, on the close of business on the last trading day preceding the Redemption Date (unless the Company defaults in payment of the redemption price in which case the conversion right will terminate at the close of business on the date such default is cured) and (b) with respect to any Security or portion thereof subject to a duly completed election for repurchase, on the close of business on the 30th day after the date of the Fundamental Change Notice (unless the Company defaults in the payment due upon repurchase or such holder elects to withdraw the submission of such election to repurchase in accordance with Section 3.14).

      A holder of Securities is not entitled to any rights of a holder of Common Stock until such holder of Securities has converted his or her Securities to Common Stock, and only to the extent such Securities are deemed to have been converted to Common Stock under this Article 11.

SECTION 11.02 Conversion Procedure.

      To convert a Security, a holder must satisfy the requirements in paragraph 15 of the Securities. The date on which the holder satisfies all those requirements is the conversion date (the "Conversion Date"). Following the Conversion Date, the Company shall deliver to the holder through the Conversion Agent, in accordance with Section 11.20, a certificate for the number of full shares of Common Stock issuable upon the conversion (or, at the option of the Company, cash in lieu thereof) and cash in lieu of any fractional share determined pursuant to Section 11.03. The Company shall determine such full number of shares and the amounts of the required cash with respect to any fractional share, and shall set forth such information in an Officers' Certificate delivered to the Conversion Agent. The Conversion Agent shall have no duties under this paragraph unless and until it has received such certificate.

      The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the Conversion Date; provided, however, that no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; such conversion shall be at the Conversion Rate in effect on the date that such Security shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of a Security, such person shall no longer be a holder of such Security.

      Holders may surrender a Security for conversion by means of book-entry delivery in accordance with the regulations of the applicable book-entry facility.

      Except as described in the proceeding sentence, no payment or adjustment will be made upon conversion of any Securities for interest or Additional Amounts, if any, accrued on such Securities or for dividends on, or other distributions with respect to, any Common Stock issued. If Securities not called for redemption are converted during the period from the close of business on the Regular Record Date immediately preceding any Interest Payment Date through the close of business on the last trading day immediately preceding such Interest Payment Date, such Securities must be accompanied by payment, in funds acceptable to the Company, of an amount equal to the interest and Additional Amounts, if any, otherwise payable on such Interest Payment Date on the principal amount of the Security then being converted.

      On conversion of a Security into shares of Common Stock, the accrued and unpaid interest and Additional Amounts, if any, attributable to the period from the Issue Date of the Security through the Conversion Date, with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the Security being converted pursuant to the provisions hereof; and the fair market value of such shares of Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as issued, to the extent thereof, first in exchange for the accrued cash interest and any Additional Amounts through the Conversion Date, and the balance, if any, of such fair market value of such Common Stock (and any such cash payment) shall be treated as issued in exchange for the Issue Price of the Security being converted pursuant to the provisions hereof. Notwithstanding the foregoing, accrued cash interest and any Additional Amounts will be payable upon conversion of Securities made concurrently with or after acceleration of Securities following an Event of Default.

      If the holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon conversion shall be based on the aggregate principal amount of the Securities converted.

      Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the holder, a new Security in an authorized denomination equal in principal amount to the unconverted portion of the Security surrendered.

SECTION 11.03 Fractional Shares.

      The Company will not issue a fractional share of Common Stock upon conversion of a Security. Instead, the Company will deliver cash for the current market value of the fractional share. The current market value of a fractional share shall be determined, to the nearest 1/1,000th of a share, by multiplying the Closing Sale Price of the Common Stock, on the trading day immediately preceding the Conversion Date, by the fractional amount and rounding the product to the nearest whole cent.

SECTION 11.04 Taxes on Conversion.

      If a holder converts a Security, the Company shall pay any documentary, stamp or similar issue or transfer tax or duties due on the issue of shares of Common Stock upon the conversion. However, the holder shall pay any such tax or duty which is due because the holder requests the shares to be issued in a name other than the holder's name and any income tax which is imposed on the holder as a result of the conversion. The Conversion Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the holder's name until the Conversion Agent receives a sum sufficient to pay any tax or duty which will be due because the shares are to be issued in a name other than the holder's name. Nothing herein shall preclude the Company from any tax withholding or directing the withholding of any tax required by applicable law or regulations.

SECTION 11.05 Company to Provide Stock.

      The Company shall, prior to issuance of any Securities under this Article 11, and from time to time as may be necessary, reserve out of its authorized Common Stock that is not outstanding a sufficient number of shares of Common Stock to permit the conversion of the Securities.

      All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim created by the Company.

SECTION 11.06 Adjustment for Change in Capital Stock.

      Except as set forth in Section 11.14, if, after the Issue Date of the Securities, the Company:

      (a) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

      (b) subdivides its outstanding shares of Common Stock into a greater number of shares;

      (c) pays a dividend or makes a distribution on its Common Stock in shares of its Capital Stock (other than Common Stock or rights, warrants or options for its Capital Stock);

      (d) combines its outstanding shares of Common Stock into a smaller number of shares; or

      (e) issues by reclassification of its Common Stock any shares of its Capital Stock (other than rights, warrants or options for its Capital Stock);

then the conversion privilege and the Conversion Rate (and, simultaneously, the Conversion Price) in effect immediately prior to such action shall be adjusted so that the holder of a Security thereafter converted may receive the number of shares or other units of Capital Stock of the Company which such holder would have owned immediately following such action if such holder had converted the Security immediately prior to such action.

      The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

SECTION 11.07 Adjustment for Rights Issue.

         Except as set forth in Sections 11.14 and 11.19, if, after the Issue Date, the Company distributes any rights, warrants or options to all holders of its Common Stock entitling them, for a period expiring within 60 days after the record date for such distribution, to purchase shares of Common Stock at a price per share less than the Closing Sale Price of the Common Stock as of the Time of Determination, the Conversion Rate (and, simultaneously, the Conversion Price) shall be adjusted in accordance with the formula:

                        R' =       R (O + N)
                              -------------------
                                (O + ((N x P)/M)
where:

         R' = the adjusted Conversion Rate.

         R = the current Conversion Rate.

         O = the number of shares of Common Stock outstanding on the record date for the distribution to which this Section 11.07 is being applied.

         N = the number of additional shares of Common Stock offered pursuant to the distribution.

         P = the offering price per share of the additional shares.

         M = the Average Sale Price, minus, in the case of (i) a distribution to which Section 11.06(c) applies or (ii) a distribution to which Section 11.08 applies, for which, in each case, (x) the record date shall occur on or before the record date for the distribution to which this Section 11.07 applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 11.07 applies, the fair market value (on the record date for the distribution to which this Section
11.07 applies) of:

                  (i) the Capital Stock of the Company distributed in respect of each share of Common Stock in such Section 11.06(c) distribution; and

                  (ii) the assets of the Company or debt securities or any rights, warrants or options to purchase securities of the Company distributed in respect of each share of Common Stock in such Section 11.08 distribution.

         The Board of Directors shall determine fair market values for the purposes of this Section 11.07.

         The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights, warrants or options to which this Section 11.07 applies. If all of the shares of Common Stock subject to such rights, warrants or options have not been issued when such rights, warrants or options expire, then the Conversion Rate (and, simultaneously, the Conversion Price) shall promptly be readjusted to the Conversion Rate (or Conversion Price) which would then be in effect had the adjustment upon the issuance of such rights, warrants or options been made on the basis of the actual number of shares of Common Stock issued upon the exercise of such rights, warrants or options.

         No adjustment shall be made under this Section 11.07 if the application of the formula stated above in this Section 11.07 would result in a value of R' that is equal to or less than the value of R.

SECTION 11.08 Adjustment for Other Distributions.

         (a) Subject to Section 11.08(b), if, after the Issue Date of the Securities, the Company distributes to all holders of its Common Stock any of its assets excluding distributions of Capital Stock or equity interests referred to in Section 11.08(b), or evidence of indebtedness or any rights, warrants or options to purchase securities of the Company (including securities or cash, but excluding (x) distributions of Capital Stock referred to in Section 11.06 and distributions of rights, warrants or options referred to in Section 11.07 and
(y) cash dividends or other cash distributions that are paid out of consolidated current net earnings or earnings retained in the business as shown on the books of the Company unless such cash dividends or other cash distributions are Extraordinary Cash Dividends), the Conversion Rate (and, simultaneously, the Conversion Price) shall be adjusted, subject to the provisions of Section 11.08(d), in accordance with the formula:

                            R' =    R x M
                                 ------------
                                    M - F
         where:

         R' = the adjusted Conversion Rate.

         R = the current Conversion Rate.

         M = the Average Sale Price, minus, in the case of a distribution to which Section 11.06(c) applies, for which (i) the record date shall occur on or before the record date for the distribution to which this Section 11.08 applies and (ii) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 11.08 applies, the fair market value (on the record date for the distribution to which such Section 11.06(c) applies) of any Capital Stock of the Company distributed in respect of each share of Common Stock in such Section 11.06(c) distribution.

         F = the fair market value (on the record date for the distribution to which this Section 11.08 applies) of the assets, securities, rights, warrants or options to be distributed in respect of each share of Common Stock in the distribution to which this Section 11.08 is being applied (including, in the case of cash dividends or other cash distributions giving rise to an adjustment, all such cash distributed concurrently).

         The Board of Directors shall determine fair market values for the purposes of this Section 11.08.

         The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution to which this Section 11.08 applies.

         For purposes of this Section 11.08, the term "Extraordinary Cash Dividend" shall mean any cash dividend or distribution with respect to the Common Stock the amount of which, together with the aggregate amount of cash dividends on the Common Stock to be aggregated with such cash dividend in accordance with the provisions of this paragraph, exceeds the threshold percentage set forth in item (i) below. For purposes of item (i) below, the "Ex-Dividend Measurement Period" with respect to a cash dividend on the Common Stock shall mean the 365 consecutive day period ending on the date prior to the Ex-Dividend Time with respect to such cash dividend, and the "Relevant Cash Dividends" with respect to a cash dividend on the Common Stock shall mean the cash dividends on the Common Stock with Ex-Dividend Times occurring in the Ex-Dividend Measurement Period.

(i) If, upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the Common Stock, the aggregate amount of such cash dividend together with the amounts of all Relevant Cash Dividends exceeds on a per share basis 5% of the Closing Sale Price of the Common Stock on the last trading day preceding the date of declaration by the Board of Directors of the cash dividend or distribution with respect to which this provision is being applied, then such cash dividend together with all Relevant Cash Dividends, shall be deemed to be an Extraordinary Cash Dividend and for purposes of applying the formula set forth above in this Section 11.08, the value of "F" shall be equal to (y) the aggregate amount of such cash dividend together with the amount of all Relevant Cash Dividends, minus (z) the aggregate amount of all Relevant Cash Dividends for which a prior adjustment in the Conversion Rate (and Conversion Price) was previously made under this Section 11.08.

         In making the determinations required by item (i) above, the amount of cash dividends paid on a per share basis and the amount of any Relevant Cash Dividends specified in item (i) above, shall be appropriately adjusted to reflect the occurrence during such period of any event described in Section 11.06.

         (b) If, after the Issue Date of the Securities, the Company pays a dividend or makes a distribution to all holders of its Common Stock consisting of Capital Stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Company, the Conversion Rate (and, simultaneously, the Conversion Price) shall be adjusted in accordance with the formula:

                               R' = R x (1 + F/M)

where:

         R' = the adjusted Conversion Rate.

         R = the current Conversion Rate.

         M = the average of the Closing Sale Prices of the Common Stock for the ten trading days commencing on and including the fifth trading day after the date on which "exdividend trading" commences for such dividend or distribution on The Nasdaq National Market or such other national or regional exchange or market which such securities are then listed or quoted (the "Ex-Dividend Date").

         F = the fair market value of the securities distributed in respect of each share of Common Stock for which this Section 11.08(b) applies shall mean the number of securities distributed in respect of each share of Common Stock multiplied by the average of the Closing Sale Prices of those securities distributed for the ten (10) trading days commencing on and including the fifth trading day after the Ex-Dividend Date.

         (c) In the event that, with respect to any distribution to which
Section 11.08(a) would otherwise apply, the difference between "M-F" as defined in the formula set forth in Section 11.08(a) is less than $1.00 or "F" is equal to or greater than "M", then the adjustment provided by Section 11.08(a) shall not be made and in lieu thereof the provisions of Section 11.14 shall apply to such distribution.

SECTION 11.09 When Adjustment May Be Deferred.

         No adjustment in the Conversion Rate (or Conversion Price) need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Rate (or Conversion Price). Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment and all adjustments that are made and carried forward shall be taken in the aggregate in order to determine if the 1% threshold is met.

         All calculations under this Article 11 shall be made to the nearest cent or to the nearest 1/1,000th of a share, as the case may be.

SECTION 11.10 When No Adjustment Required.

         No adjustment in the Conversion Rate (or Conversion Price) need be made for a transaction referred to in Sections 11.06, 11.07, 11.08 or 11.14 if holders of Securities are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. Such participation by holders of Securities may include participation upon conversion provided that an adjustment shall be made at such time as the holders of Securities are no longer entitled to participate.

         No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

         No adjustment need be made for a change in the par value or no par value of the Common Stock.

         To the extent the Securities become convertible pursuant to this
Article 11 into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         No adjustment will be made pursuant to this Article 11 that would result, through the application of one or more provisions hereof, in the duplication of any adjustment.

         Except as expressly provided in this Article 11, no adjustment shall be made in respect of any issuance of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock or carrying the right to purchase any of the foregoing.

SECTION 11.11 Notice of Adjustment.

         Whenever the Conversion Rate (or Conversion Price) is adjusted, the Company shall promptly mail to holders of Securities a notice of the adjustment. The Company shall file with the Trustee and the Conversion Agent such notice, an Officers' Certificate and a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. Upon receipt by it of such notice, and at the written request of the Company, the Conversion Agent will promptly mail such notice to holders of Securities at the Company's expense. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same to any holder desiring inspection thereof.

SECTION 11.12 Voluntary Increase.

         The Company from time to time may voluntarily increase the Conversion Rate (and, simultaneously, reduce the Conversion Price) by any amount for any period of at least 20 days, in which case the Company shall give at least 15 days' notice of such decrease, if the Board of Directors has made a determination that such decrease would be in the Company's best interests, which determination shall be conclusive. Whenever the Conversion Rate (or Conversion Price) is increased, the Company shall mail to holders of Securities and file with the Trustee and the Conversion Agent a notice of the increase. The Company shall mail the notice at least 15 days before the date the increased Conversion Rate (and reduced Conversion Price) takes effect. The notice shall state the increased Conversion Rate (and reduced Conversion Price) and the period it will be in effect.

         A voluntary increase of the Conversion Rate (and reduced Conversion Price) does not change or adjust the Conversion Rate (or Conversion Price) otherwise in effect for purposes of Sections 11.06, 11.07, 11.08 or 11.14.

SECTION 11.13 Notice of Certain Transactions.

         If:

         (a) the Company takes any action that would require an adjustment in the Conversion Rate (and Conversion Price) pursuant to Sections 11.06, 11.07 or
11.08 (unless no adjustment is to occur pursuant to Section 11.10); or

         (b) the Company takes any action that would require a supplemental indenture pursuant to Section 11.14; or

         (c) there is a liquidation or dissolution of the Company;

then the Company shall mail to holders of Securities and file with the Trustee and the Conversion Agent a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, binding share exchange, transfer, liquidation or dissolution. The Company shall file and mail the notice at least 20 days before such date. Failure to file or mail the notice or any defect in it shall not affect the validity of the transaction.

SECTION 11.14 Reorganization of Company; Special Distributions.

         If the Company is a party to a transaction subject to Article 5 (other than a sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in a transaction in which the holders of Common Stock immediately prior to such transaction do not receive securities, cash, property or other assets of the Company or any other person) which reclassifies or changes its outstanding Common Stock, the person obligated to deliver securities, cash or other assets upon conversion of Securities shall enter into a supplemental indenture. If the issuer of securities deliverable upon conversion of Securities is an Affiliate of the successor Company, that issuer shall join in the supplemental indenture.

         The supplemental indenture shall provide that the holder of a Security may convert it only into the kind and amount of securities, cash or other assets which such holder would have received immediately after the consolidation, merger, share exchange, sale, assignment, transfer, lease, conveyance or other disposition if such holder had converted the Security immediately before the effective date of the transaction, assuming (to the extent applicable) that such holder (i) was not a constituent person or an Affiliate of a constituent person to such transaction; (ii) made no election with respect thereto; and (iii) was treated alike with the plurality of non-electing holders. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this
Article 11. The successor Company shall mail to holders of Securities a notice briefly describing the supplemental indenture.

         If this Section applies, none of Sections 11.06, 11.07 or 11.08 shall apply.

         If the Company makes a distribution to all holders of its Common Stock of any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Company that would otherwise (but does not) result in an adjustment in the Conversion Rate (or Conversion Price) pursuant to the provisions of Section 11.08, then, from and after the record date for determining the holders of Common Stock entitled to receive the distribution, a holder of a Security that converts such Security in accordance with the provisions of this Indenture shall upon such conversion be entitled to receive, in addition to the shares of Common Stock into which the Security is convertible, the kind and amount of securities, cash or other assets comprising the distribution that such holder would have received if such holder had converted the Security immediately prior to the record date for determining the holders of Common Stock entitled to receive the distribution.

SECTION 11.15 Company Determination Final.

         Any determination that the Company or the Board of Directors has the authority to make pursuant to this Article 11 is conclusive on the Trustee, Conversion Agent, all holders of Securities and all other interested parties; provided that such determination has been made in good faith.

SECTION 11.16 Trustee's Adjustment Disclaimer.

         The Trustee has no duty to determine when an adjustment under this
Article 11 should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section
11.14 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article 11. Each Conversion Agent (other than the Company or an Affiliate of the Company) shall have the same protection under this Section 11.16 as the Trustee.

SECTION 11.17 Simultaneous Adjustments.

         In the event that this Article 11 requires adjustments to the Conversion Rate (or Conversion Price) under more than one of Sections 11.06,
11.07 or 11.08, and the record dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of Section 11.06, second, the provisions of
Section 11.08 and, third, the provisions of Section 11.07.

SECTION 11.18 Successive Adjustments.

         After an adjustment to the Conversion Rate (or Conversion Price) under this Article 11, any subsequent event requiring an adjustment under this Article 11 shall cause an adjustment to the Conversion Rate (or Conversion Price) as so adjusted.

SECTION 11.19 Rights Issued in Respect of Common Stock Issued Upon Conversion.

         Each share of Common Stock issued upon conversion of Securities pursuant to this Article 11 shall be entitled to receive the appropriate number of common stock or preferred stock purchase rights, as the case may be (the "Rights"), if any, that all shares of Common Stock are entitled to receive in accordance with any rights agreement that may be in effect at the time of such issuance (a "Rights Agreement ") and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such Rights Agreement. Provided that such Rights Agreement requires that each share of Common Stock issued by the Company (including those that might be issued upon conversion of Securities) at any time prior to the distribution of separate certificates representing the Rights be entitled to receive such Rights, then, notwithstanding anything else to the contrary in this Article 11, there shall not be any adjustment to the conversion privilege or Conversion Rate (or Conversion Price) or any other term or provision of the Securities as a result of the issuance of Rights, the distribution of separate certificates representing the Rights, the exercise or redemption of such Rights in accordance with any such Rights Agreement, or the termination or invalidation of such Rights. Notwithstanding anything to the contrary herein, nothing in this provision is intended to confer on the Common Stock issuable upon conversion of Securities any right that is different than the rights to which all shares of Common Stock of the Company are entitled to receive.

SECTION 11.20 Company's Right to Elect to Pay Cash or Common Stock.

         In lieu of delivery of Common Stock otherwise deliverable upon notice of conversion of any Securities, the Company may elect to pay holders surrendering Securities an amount in cash equal to (for each share of Common Stock otherwise so deliverable) the average of the Closing Sale Prices of Common Stock for the five consecutive trading days immediately following either (a) the date of notice of election to deliver cash as described below if the Company has not given notice of redemption, or (b) the Conversion Date, in the case of conversion following the notice of redemption specifying that the Company intends to deliver cash upon conversion. The Company will inform the holders through the Trustee no later than two business days following the conversion date of its election to deliver shares of Common Stock or to pay cash in lieu of delivery of Common Stock, unless the Company has already informed holders of its election in connection with its optional redemption of the Securities pursuant to Section 3.01. If the Company elects to deliver all of such payment in Common Stock, the Common Stock will be delivered through the Conversion Agent no later than the fifth business day following the Conversion Date. If the Company elects to pay all or a portion of such payment in cash, the payment, including any delivery of Common Stock, will be made to holders surrendering Securities no later than the tenth business day following the applicable conversion date. If an Event of Default (other than a default in a cash payment upon conversion of the Securities) has occurred and is continuing, the Company may not pay cash upon conversion of any Security or portion of a Security (other than cash for fractional shares).

                                   ARTICLE 12

                                  SUBORDINATION

SECTION 12.01 Securities Subordinate to Senior Indebtedness.

         The Company covenants and agrees, and each holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article 8), the payment of the principal of, premium, if any, interest and Additional Amounts, if any, on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full, in cash or other form of payment satisfactory to holders, of all Senior Indebtedness.

SECTION 12.02 Payment Over of Proceeds Upon Dissolution, Etc.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event specified in clause (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding") the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, before the holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of, premium, if any, interest or Additional Amounts, if any, on or other obligations in respect of the Securities or other Indebtedness of the Company that is pari passu or subordinate in right of payment to the Securities or on account of any purchase or other acquisition of Securities or such other Indebtedness by the Company or any Subsidiary of the Company (all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "Securities Payment"), and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any Securities Payment which may be payable or deliverable in respect of the Securities in any such Proceeding.

         In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the holder of any Security shall have received any Securities Payment before all Senior Indebtedness is paid in full or payment thereof has been provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to the Trustee by delivery to the Trustee of any notice set forth in Section
12.09 or, as the case may be, such holder, then and in such event such Securities Payment shall be paid over or delivered forthwith by the Trustee (if any notice set forth in Section 12.09 has been delivered to the Trustee) or by the holder to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company (which may be the Administrative Agent) for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include a payment or distribution of stock or securities of the Company provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment which stock or securities are subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent as the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another person upon the terms and conditions set forth in Article 5 shall not be deemed a Proceeding for the purposes of this Section if the person formed by such consolidation or into which the Company is merged or the person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article 5.

SECTION 12.03 No Payment When Senior Indebtedness in Default.

         In the event that any Senior Payment Default (as defined below) shall have occurred and be continuing, then no Securities Payment shall be made unless and until such Senior Payment Default shall have been cured or waived or shall have ceased to exist or all amounts then due and payable in respect of Senior Indebtedness shall have been paid in full, or provision shall have been made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness. "Senior Payment Default" means any default in the payment of principal of, premium, if any, or interest on any Senior Indebtedness when due, whether at the maturity of any such payment or by declaration of acceleration, call for redemption or otherwise and the default continues beyond any grace period that the Company may have to make such payments.

         In the event that any Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the receipt by the Company and the Trustee of written notice of such Senior Nonmonetary Default from an Administrative Agent or, if there is no outstanding Designated Senior Indebtedness, any representative of a holder of Senior Indebtedness, no Securities Payment shall be made during the period (the "Payment Blockage Period") commencing on the date of such receipt of such written notice and ending on the earlier of (i) the date on which such Senior Nonmonetary Default shall have been cured or waived or shall have ceased to exist and any acceleration of Senior Indebtedness shall have been rescinded or annulled or the Senior Indebtedness to which such Senior Nonmonetary Default relates shall have been discharged or (ii) the 179th day after the date of such receipt of such written notice. No more than one Payment Blockage Period may be commenced with respect to the Securities during any 360-day period and there shall be a period of at least 181 consecutive days in each 360-day period when no Payment Blockage Period is in effect. No Payment Blockage Period shall be in effect if there is no payment blockage period in effect with respect to any outstanding 10-1/2% Senior Subordinated Notes due 2006 of the Company. For all purposes of this paragraph, no Senior Nonmonetary Default that was known to the holders of Senior Indebtedness to exist or be continuing on the date of commencement of any Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Payment Blockage Period by an Administrative Agent for the Designated Senior Indebtedness unless such Senior Nonmonetary Default shall have been cured for a period of not less than 90 consecutive days. "Senior Nonmonetary Default" means the occurrence or existence and continuance of any event of default, or of any event which, after notice or lapse of time (or both), would become an event of default, under the terms of any instrument pursuant to which any Senior Indebtedness is outstanding, permitting (after notice or lapse of time or both) one or more holders of such Senior Indebtedness (or a trustee or agent on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise become due and payable, other than a Senior Payment Default.

SECTION 12.04 Payment Permitted If No Default.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 12.02 or under the conditions described in Section 12.03, from making Securities Payments, or (b) the application by the Trustee of any money deposited with it hereunder to Securities Payments or the retention of such Securities Payment by the holders, if, at the time of such application by the Trustee, it had not received any notice set forth in Section 12.09.

SECTION 12.05 Subrogation to Rights of Holders of Senior Indebtedness.

         Subject to the payment in full of all amounts due or to become due on or in respect of Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, interest and Additional Amounts, if any, on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 12.06 Provisions Solely to Define Relative Rights.

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the holders of the Securities the principal of, premium, if any, interest and Additional Amounts, if any, on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such holder.

SECTION 12.07 Trustee to Effectuate Subordination.

         Each holder of a Security by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

SECTION 12.08 No Waiver of Subordination Provisions.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the holders of the Securities, without incurring responsibility to the holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other person.

SECTION 12.09 Notice to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee or Administrative Agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least five business days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, interest or Additional Amounts, if any, on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within five business days prior to such date.

         Subject to the provisions of Section 7.01, the Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee or Administrative Agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or Administrative Agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

SECTION 12.10 Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 7.01, and the holders of the Securities shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 12.11 Trustee Not Fiduciary for Holders of Senior Indebtedness.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and it undertakes to perform and observe only such of its covenants and obligations with respect to the Senior Indebtedness as are specifically set forth in this Indenture, and no implied covenants or obligations with respect to the Senior Indebtedness shall be read into this Indenture against the Trustee and the Trustee shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 12.12 Rights of Trustee as Holder of Senior Indebtedness; Preservation
              of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

SECTION 12.13 Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 12.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

         IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed, all as of the date first above written, signifying their agreements contained in this Indenture.

                                    WESTERN WIRELESS CORPORATION

                                    By:      /s/ M. Wayne Wisehart
                                             -----------------------------
                                             Name: M. Wayne Wisehart
                                             Title: Executive Vice President
                                                    and Chief Financial Officer


                                    THE BANK OF NEW YORK, AS TRUSTEE

                                    By:      /s/ Michael Pitfick
                                             -----------------------------
                                             Name: Michael Pitfick
                                             Title: Assistant Vice President

                                    EXHIBIT A

                               (Face of Security)

                           [Global Securities Legend]

     [The following legend shall appear on the face of each Global Security:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.]

         [The following legend shall appear on the face of each Global Security for which The Depository Trust Company is to be the Depositary:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY THE AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OR DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR REGISTERED SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE.]

                         [Restricted Securities Legend]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT) OR (B) IT IS NOT A UNITED STATES PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT WITHIN THE LATER OF (I) TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY OR (II) THREE MONTHS AFTER IT CEASES TO BE AN "AFFILIATE" (AS DEFINED IN RULE 144 ADOPTED UNDER THE SECURITIES

ACT) RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE CLASS A COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT (IF AVAILABLE); (C) TO PERSONS OTHER THAN UNITED STATES PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY WITHIN THE LATER OF (I) TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY OR (II) THREE MONTHS AFTER IT CEASES TO BE AN AFFILIATE, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED PURSUANT TO THE INDENTURE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "UNITED STATES PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY CLASS A COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY, EXCEPT AS PERMITTED BY THE SECURITIES ACT.

No. __                                                              $__________
CUSIP No. ____________

                          WESTERN WIRELESS CORPORATION

                 4.625% CONVERTIBLE SUBORDINATED NOTES DUE 2023

promises to pay to CEDE & CO. or registered assigns,

the principal sum of _______________ Dollars on June 15, 2023

Interest Payment Dates:  June 15 and December 15, commencing December 15, 2003

Regular Record Dates:  June 1 and December 1

                                       WESTERN WIRELESS CORPORATION

                                       By:
                                            -----------------------------
                                            Name:
                                            Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities described in the within-mentioned Indenture.

                                       THE BANK OF NEW YORK, AS TRUSTEE

                                       By
                                             -----------------------------
                                             Authorized Signature

Dated:  _______________

                               (Back of Security)

                          WESTERN WIRELESS CORPORATION

                 4.625% CONVERTIBLE SUBORDINATED NOTES DUE 2023

1. INTEREST. Western Wireless Corporation, a Washington corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semi-annually in arrears on June 15 and December 15 of each year, beginning December 15, 2003. Interest on the Securities will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from June 11, 2003. Each payment of interest on the Securities will include interest accrued through the day before the applicable Interest Payment Date (or Redemption Date, Repurchase Date or Fundamental Change Redemption Date). Any payment required to be made on any day that is not a business day will be made on the next succeeding business day. Interest and Additional Amounts, if any, will be computed on the basis of a 360-day year composed of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay interest and Additional Amounts, if any, on the Securities (except defaulted interest) to the person in whose name each Security is registered at the close of business on the June 1 or December 1 immediately preceding the relevant Interest Payment Date (other than with respect to a Security or portion thereof called for redemption on a Redemption Date, or repurchased at the option of any holder on a Repurchase Date or in connection with a Fundamental Change on a Fundamental Change Redemption Date, during the period from the close of business on a Regular Record Date to (but excluding) the next succeeding Interest Payment Date, in which case accrued interest and Additional Amounts, if any, shall be payable (unless such Security or portion thereof is converted) to the holder of the Security or portion thereof redeemed or repurchased in accordance with the applicable redemption or repurchase provisions of the Indenture). The holder must surrender Securities to the Paying Agent to collect principal payments. Each installment of semiannual interest and Additional Amounts, if any, on any Security shall be paid at the Corporate Trust Office or, at the Company's option, in same-day funds by wire transfer to an account maintained by the payee located inside the United States, if the Trustee shall have received proper wire transfer instructions from such payee not later than the relevant Interest Payment Date, Maturity Date, Redemption Date, Repurchase Date or Fundamental Change Redemption Date, as the case may be, or, if no such instructions have been received, by check drawn on a bank in New York City mailed to the payee at its address set forth in the Register. In the case of a Global Security, semiannual interest payable on any applicable payment date will be paid to the Depositary in same-days funds by wire transfer to an account designated by the Depositary, with respect to that portion of such Global Security held for its account by Cede & Co. for the purpose of permitting such party to credit the interest received by it in respect of such Global Security to the accounts of the beneficial owners thereof.

3. REGISTRAR, PAYING AGENT AND CONVERSION AGENT. The Bank of New York, a New York banking corporation (together with any successor Trustee under the Indenture referred to below, the "Trustee"), will initially act as the Registrar, Paying Agent and Conversion Agent. The Company may change the Registrar, Paying Agent or Conversion Agent without prior notice to the holders of the Securities. Subject to certain limitations in the Indenture, the Company or any of its subsidiaries may act in any such capacity.

4. INDENTURE. The Company issued the Securities under an Indenture dated as of June 11, 2003 (the "Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture (and any supplemental indenture entered into pursuant to Section 9.03) and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Section 77aaa-77bbbb) (the "TIA") as in effect on the date of the Indenture (and the date of any applicable supplemental indenture entered into pursuant to Section 9.03). The Securities are subject to, and qualified by, all such terms, certain of which are summarized herein, and holders are referred to the Indenture and the TIA for a statement of such terms. In the event of any conflict or inconsistency between the terms of the Indenture and the Securities, the terms of the Indenture shall control. The Securities are subordinated unsecured obligations of the Company limited to (except as otherwise provided in the Indenture) up to $115,000,000 in aggregate principal amount. Capitalized terms not defined herein have the same meaning given to them in the Indenture.

5. REDEMPTION AT THE OPTION OF THE COMPANY. No sinking fund is provided for the Securities. The Securities are redeemable as a whole, or from time to time in part, at any time at the option of the Company in accordance with the Indenture and this Security at the Redemption Prices set forth below, provided that the Securities are not redeemable prior to June 18, 2006.

         If redeemed at the option of the Company, the Securities will be redeemed on the conditions and at the Redemption Prices set forth below.

         If the Closing Sale Price of the Common Stock has exceeded 150% of the then applicable Conversion Price for at least 20 trading days in any consecutive 30-day trading period ending on the trading day prior to the date of mailing of the notice of redemption, the Company may redeem for cash all or a portion of the Securities at any time after June 18, 2006 but prior to June 18, 2010 at a price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest and any Additional Amounts to, but excluding, the Redemption Date, plus the Make Whole Payment (as defined below). The Company must pay the Make Whole Payment on all Securities called for redemption prior to June 18, 2010, including on any Securities converted after the date the notice of redemption is mailed.

         "Make Whole Payment" means an amount equal to the present value of all remaining scheduled payments of interest on the Securities to be redeemed through and including June 15, 2010. The present value of the remaining interest payments will be computed using a discount rate equal to the Treasury Yield plus 25 basis points. "Treasury Yield" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the date fixed for conversion (or, if such Statistical Release is no longer published, any publicly available source for similar market data)) most nearly equal to the then remaining term to June 15, 2010; provided, however, that if the then remaining term to June 15, 2010 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the then remaining term to June 15, 2010 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

         If the Closing Sale Price of the Common Stock has exceeded 125% of the then applicable Conversion Price for at least 20 trading days in any consecutive 30-day trading period ending on the trading day prior to the date of mailing of the notice of redemption, the Company may redeem for cash all or a portion of the Securities at any time on or after June 18, 2010 but prior to June 18, 2013 at a price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest and any Additional Amounts to, but excluding, the Redemption Date.

         On or after June 18, 2013, the Company may redeem for cash all or a portion of the Securities at any time at a price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest and any Additional Amounts to, but excluding, the Redemption Date.

         The notice of redemption shall be mailed by first-class mail, postage prepaid at least 30 days but not more than 60 days before the Redemption Date to each holder of Securities to be redeemed at the holder's registered address. If money sufficient to pay the Redemption Price of, and any accrued and unpaid interest, Additional Amounts and Make Whole Payment on, all Securities or portions thereof to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, on such Redemption Date, interest and any Additional Amounts shall cease to accrue on such Securities or portions thereof. Securities in denominations larger than $1,000 in principal amount may be redeemed in part, but only in integral multiples of $1,000 in principal amount.

6. PURCHASE BY THE COMPANY AT THE OPTION OF THE HOLDER. Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the holder, the Securities held by such holder on June 15, 2013 and June 15, 2018 at a Repurchase Price equal to 100% of the principal amount of such Securities on the applicable Repurchase Date plus accrued and unpaid interest and Additional Amounts, if any, to, but not including, the Repurchase Date, upon delivery of a Repurchase Notice by the holder to the Paying Agent containing the information set forth in the Indenture, at any time from the opening of business on the date that is twenty business days prior to such Repurchase Date until the close of business on the third business day prior to such Repurchase Date and upon delivery or book-entry transfer of the Securities to the Paying Agent by the holder as set forth in the Indenture.

         The Repurchase Price may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock of the Company in accordance with the Indenture.

         At the option of the holder and subject to the terms and conditions of the Indenture, upon the occurrence of a Fundamental Change prior to the Maturity Date, the Company shall become obligated to purchase all or a portion of the Securities in integral multiples of $1,000 principal amount held by such holder on the date that is thirty days after the date of the Fundamental Change Notice at a Fundamental Change Redemption Price, to be paid in cash, equal to 100% of the principal amount of such Securities plus accrued and unpaid cash interest and Additional Amounts, if any, to, but not including, the Fundamental Change Redemption Date.

         Holders have the right to withdraw any Repurchase Notice or Fundamental Change Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

         If cash or Securities sufficient to pay the Repurchase Price or cash sufficient to pay the Fundamental Change Redemption Price, as the case may be, of all Securities or portions thereof to be purchased as of the Repurchase Date or the Fundamental Change Redemption Date, as the case may be, is deposited with the Paying Agent, on the business day following the Repurchase Date or the Fundamental Change Redemption Date, as the case may be, cash interest and Additional Amounts, if any, shall cease to accrue on such Securities (or portions thereof) on such Repurchase Date or Fundamental Change Redemption Date, as the case may be, and the holder thereof shall have no other rights as such (other than the right to receive the Repurchase Price or Fundamental Change Redemption Price, as the case may be, if any, upon surrender of such Security).

7. DENOMINATIONS, TRANSFER, EXCHANGE. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture.

8. PERSONS DEEMED OWNERS. The registered holder of a Security will be treated as its owner for all purposes.

9. AMENDMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the holders of at least a majority in aggregate principal amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for the Securities), and any existing default (except a default in the payout of principal of, premium, if any, interest and Additional Amounts, if any, (other than a default in the payout of principal of, premium, if any, interest and Additional Amounts, if any, that has become due solely by virtue of an acceleration that has not been duly rescinded)) may be waived with the consent of the holders of a majority in aggregate principal amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for the Securities).

         Without the consent of any holder, the Indenture or the Securities may be amended by the Company and the Trustee to: (i) cure any ambiguity, defect or inconsistency or make any other changes in the provisions of the Indenture which the Company and the Trustee may deem necessary or desirable, provided such amendment does not materially and adversely affect the rights of the holders of Securities under the Indenture or the Securities; (ii) provide for uncertificated Securities in addition to or in place of certificated Securities; (iii) evidence the succession of another person to the Company and providing for the assumption by such successor of the covenants and obligations of the Company under the Indenture and in the Securities as permitted by
         Section 5.01 of the Indenture; (iv) provide for conversion rights of holders of Securities in the event of consolidation, merger, share exchange or sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the properties or assets of the Company as an entirety or substantially as an entirety as required to comply with Sections 5.01 and/or 11.14 of the Indenture; (v) reduce the Conversion Price; (vi) evidence and provide for the acceptance of the appointment under the Indenture of a successor Trustee; (vii) in exchange for holders of Securities agreeing to waive their right to require the Company to purchase all or a portion of their Securities on a specified Repurchase Date, adding additional Repurchase Dates on which holders of Securities may require the Company to purchase all or a portion of their Securities at the applicable Repurchase Price and paying such holders of Securities additional cash payments in connection therewith; (viii) make any change that would provide any additional rights or benefits to the holders of Securities or that does not adversely affect the legal rights under the Indenture of any such holder; or (ix) comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA.

         Without the consent of each holder affected, an amendment or waiver may not (with respect to any Securities held by a non-consenting holder):
         (i) reduce the principal amount of Securities whose holders must consent to an amendment, supplement or waiver; (ii) reduce the principal of, or premium on, or change the fixed maturity of any Security or, except as permitted pursuant to clauses (i), (vii), (viii) or (ix) of the preceding paragraph, alter the redemption or repurchase provisions in a manner adverse to the holders of Securities; (iii) reduce the Redemption Price, Repurchase Price or Fundamental Change Redemption Price due with respect to any Security; (iv) reduce the rate of, or change the time for payment of, interest, including defaulted interest, or Additional Amounts on any Security; (v) waive a Default or Event of Default in the payment of principal of, premium, if any, or interest or Additional Amounts, if any, on the Securities (except a rescission of acceleration of the Securities by the holders of at least a majority in aggregate principal amount of the Securities then outstanding and a waiver of the payment default that resulted from such acceleration); (vi) make the principal of, or premium, if any, or interest or Additional Amounts, if any, on any Security payable in money or securities other than as provided for in the Indenture and in the Securities; (vii) make any change in the provisions of the Indenture relating to the rights of holders of Securities to receive payments of principal of, premium, if any, or interest or Additional Amounts, if any, on the Securities; (viii) waive a Fundamental Change with respect to any Securities; (ix) increase the Conversion Price or, except as permitted by the Indenture and the Securities (including clauses (i), (iv) and (v) of the preceding paragraph), modify the provisions contained herein and in the Indenture relating to conversion of the Securities in a manner adverse to the holders thereof; or (x) make any change to the abilities of holders of Securities to enforce their rights under the Indenture or the provisions of clauses (i) through (ix) above.

10. DEFAULTS AND REMEDIES. An Event of Default means any one of the following events: (a) default in the payment of the principal of (or premium, if any, on) any Security at the Maturity Date; or (b) default in the payment of any interest and any Additional Amount on any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or (c) failure to comply with or observe in any material respect any covenant or warranty of the Company in the Indenture (other than a covenant or warranty a Default in whose performance or whose breach is elsewhere in this paragraph specifically dealt with), and continuance of such failure to comply with or observe for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Securities a written notice specifying such failure to observe or comply with and requiring it to be remedied; or (d) default in the payment of the Redemption Price, Repurchase Price or Fundamental Change Redemption Price (including any accrued and unpaid interest or Additional Amount or Make Whole Payment) when the it becomes due and payable; or (e) failure to provide timely notice of any Fundamental Change in accordance with Section 3.14(b) of the Indenture; or (f) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of Indebtedness by the Company or any Restricted Subsidiary of the Company or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Indebtedness of such type by the Company or any such Restricted Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of $5 million, whether such Indebtedness now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay any portion of the principal of such Indebtedness at final maturity after the expiration of any applicable grace period with respect thereto or shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or
         (g) certain events involving bankruptcy, insolvency or reorganization occurs with respect to the Company or a Restricted Subsidiary as set forth in the Indenture.

         If an Event of Default (other than an Event of Default with respect to the Company specified in Paragraph 10(g)) occurs and is continuing, then and in every such case the Trustee, by written notice to the Company, or the holders of at least 25% in aggregate principal amount of the then outstanding Securities, by written notice to the Company and the Trustee, may declare the unpaid principal of, premium, if any, and accrued and unpaid interest and Additional Amounts, if any, on all Securities then outstanding to be due and payable. Upon such declaration such principal amount, premium, if any, and accrued and unpaid interest and Additional Amounts, if any, shall become immediately due and payable, notwithstanding anything contained in the Indenture or the Securities to the contrary. If any Event of Default with respect to the Company specified in Paragraph 10(g) occurs, all unpaid principal of and premium, if any, and accrued and unpaid interest and Additional Amounts, if any, on the Securities then outstanding shall become automatically due and payable, without any declaration or other act on the part of the Trustee or any holder of Securities.

         Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request, order or direction of any of the holders of Securities pursuant to the provisions of the Indenture, unless such holders have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred thereby. Subject to certain limitations, holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. If a Default or Event of Default occurs and is continuing and is known to a Trust Officer of the Trustee, the Indenture requires the Trustee to mail a notice of such Default or Event of Default to each holder within 90 days of the occurrence of such Default or Event of Default. The Trustee may withhold from holders notice of any continuing Default or Event of Default (except a Default or Event of Default in the payment of principal of, premium, if any, or interest or Additional Amounts, if any, on the Securities) if it determines in good faith that withholding notice is in their interest. The Company must furnish annual compliance certificates to the Trustee.

11. TRUSTEE DEALINGS WITH THE COMPANY. Subject to Sections 7.10 and 7.11 of the Indenture, the Trustee in its individual or any other capacity may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee and may otherwise deal with the Company or an Affiliate of the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

12. NO RECOURSE AGAINST OTHERS. No director, officer, employee, stockholder or Affiliate, as such, of the Company from time to time shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the Securities. Each of such directors, officers, employees, stockholders and Affiliates is a third party beneficiary of this paragraph 12.

13. AUTHENTICATION. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14. ABBREVIATIONS. Customary abbreviations may be used in the name of a holder or an assignee, such as: TEN CO = tenants in common, TEN ENT = tenants by the entireties, JT TEN = joint tenants with right of survivorship and not as tenants in common, CUST = Custodian and U/G/M/A = Uniform Gifts to Minors Act.

15. CONVERSION. Subject to and upon compliance with the provisions of the Indenture, each holder of Securities shall have the right, at his or her option, at any time on or before the close of business on the last trading day prior to the Maturity Date (subject to the next paragraph), to convert the principal amount of any Security held by such holder, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by multiplying (i) the principal amount of the Securities or portion thereof to be converted by (ii) a conversion rate of 64.6998 shares per $1,000 principal amount of Securities (as adjusted from time to time as provided in the Indenture, the "Conversion Rate"). The initial Conversion Rate is equivalent to a conversion price of $15.456 per share (the "Conversion Price").

         Notwithstanding the foregoing paragraph, the holders' right to conversion will terminate: (a) with respect to any Security or portion thereof which is called for redemption prior to the last trading day prior to the Maturity Date, on the close of business on the last trading day preceding the Redemption Date (unless the Company defaults in payment of the redemption price in which case the conversion right will terminate at the close of business on the date such default is cured) and (b) with respect to any Security or portion thereof subject to a duly completed election for repurchase, on the close of business on the 30th day after the date of the Fundamental Change Notice (unless the Company defaults in the payment due upon repurchase or such holder elects to withdraw the submission of such election to repurchase in accordance with Section 3.14 of the Indenture).

         To convert a Security, a holder must surrender this Security to the Conversion Agent, accompanied by a completed and manually signed conversion notice a form of which is on the back of this Security (and if the shares of Common Stock to be issued on conversion are to be issued in any name other than that of the registered holder of this Security, furnish appropriate endorsements and transfer documents, in form satisfactory to the Company, duly executed by the registered holder or its duly authorized attorney and pay all transfer and similar taxes) and, in case such surrender shall be made during the period from the close of business on the Regular Record Date immediately preceding any Interest Payment Date through the close of business on the last trading day immediately preceding such Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a date in such period), also accompanied by payment, in funds acceptable to the Company, of an amount equal to the interest and Additional Amounts, if any, otherwise payable on such Interest Payment Date on the principal amount of the Security then being converted. Subject to the aforesaid requirement for a payment in the event of conversion after the close of business on a Regular Record Date immediately preceding an Interest Payment Date, no adjustment shall be made on conversion for any interest or Additional Amounts accrued hereon or for any dividends on Common Stock delivered on conversion.

         In lieu of delivery of Common Stock otherwise deliverable upon notice of conversion of any Securities, the Company may elect to pay holders surrendering Securities an amount in cash (for each share of Common Stock otherwise so deliverable) equal to the average of the Closing Sale Prices of Common Stock for the five consecutive trading days immediately following either (a) the date of notice of election to deliver cash as described below if the Company has not given notice of redemption, or (b) the Conversion Date, in the case of conversion following the notice of redemption specifying that the Company intends to deliver cash upon conversion. The Company will inform the holders through the Trustee no later than two business days following the conversion date of its election to deliver shares of Common Stock or to pay cash in lieu of delivery of Common Stock, unless the Company has already informed holders of its election in connection with its optional redemption of the Securities pursuant to Section 3.01 of the Indenture. If the Company elects to deliver such payment in Common Stock, the Common Stock will be delivered through the Conversion Agent no later than the fifth business day following the Conversion Date. If the Company elects to pay such payment in cash, the payment will be made to holders surrendering Securities no later than the tenth business day following the Conversion Date. If an Event of Default (other than a default in a cash payment upon conversion of the Securities) has occurred and is continuing, the Company may not pay cash upon conversion of any Security or portion of a Security (other than cash for fractional shares).

         The Conversion Rate (and, simultaneously, the Conversion Price) will be adjusted for dividends or distributions on Common Stock payable in Common Stock or other Capital Stock of the Company; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock for a period expiring within 60 days of the record date for such distribution at less than the Closing Sale Price of the Common Stock at the Time of Determination; and distributions to such holders of Common Stock of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding certain cash dividends or distributions). However, no adjustment need be made if holders of Securities may participate in the transaction or in certain other cases. The Company from time to time may (to the extent permitted by applicable law) voluntarily increase the Conversion Rate (and, simultaneously, reduce the Conversion Price by any amount for any period of at least 20 days, in which case the Company shall give at least 15 days' notice of such decrease, if the Board of Directors has made a determination that such decrease would be in the Company's best interests, which determination shall be conclusive.

         The Company will not issue a fractional share of Common Stock upon conversion of a Security. A holder of a Security otherwise entitled to a fractional share will receive cash equal to the applicable portion of the Closing Sale Price of Common Stock on the trading day immediately preceding the Conversion Date.

         No adjustment in the Conversion Rate (or Conversion Price) need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Rate (or Conversion Price). Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment and all adjustments that are made and carried forward shall be taken in the aggregate in order to determine if the 1% threshold is met.

16. SUBORDINATION. The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Security, by accepting the same,
         (a) agrees to and shall be
         bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

17. REGISTRATION RIGHTS AGREEMENT. The holder of this Security is entitled to the benefits of the Registration Rights Agreement. All capitalized terms used in this paragraph 17 not herein defined have the meanings ascribed to them in the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the holders of the Securities and the Common Stock issuable upon conversion of the Securities, that (i) it will, at its cost, within 90 days after the Issue Date, file a Shelf Registration Statement with the Commission with respect to resales of the Securities and the Common Stock issuable upon conversion thereof, (ii) the Company will use commercially reasonable efforts to cause the Initial Shelf Registration Statement to be declared effective by the Commission under the Securities Act within 180 days after the Issue Date and (iii) the Company will use commercially reasonable efforts to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the earliest of (a) the period of two years from the Issue Date or, if later, two years from the last date on which any Additional Notes are issued upon the exercise of the Initial Purchasers' option to purchase Additional Notes pursuant to the Purchase Agreement and (b) the period ending on the date that all Registrable Securities have ceased to be Registrable Securities. Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company at any time before or after the Initial Shelf Registration Statement is declared effective that is at least five (5) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement.

         If (i) the Initial Shelf Registration Statement has not been filed on or prior to the Filing Deadline Date, (ii) the Initial Shelf Registration Statement has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline Date, or (iii) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(i) of the Registration Rights Agreement (each of the events of a type described in any of the foregoing clauses (i) through (iii) is individually referred to herein as an "Event," and the Filing Deadline Date in the case of clause (i), the Effectiveness Deadline Date in the case of clause (ii), and the date on which the aggregate duration of Deferral Periods in any period exceeds the number of days permitted by
         Section 3(i) of the Registration Rights Agreement in the case of clause
         (iii), being referred to herein as an "Event Date"), then, commencing on (and including) any Event Date and ending on (but excluding) the next date after an Event Termination Date (an "Additional Amount Accrual Period"), the Company agrees to pay an Additional Amount, payable on the Additional Amount Payment Dates to Record Holders of then outstanding Notes that are Registrable Securities or of then outstanding shares of Underlying Common Stock issued upon conversion of Notes that are Registrable Securities, as the case may be, accruing, for each portion of such Additional Amount Accrual Period beginning on and including an Additional Amount Payment Date (or, in respect of the first time that the Additional Amount is to be paid to Holders on a Additional Amount Payment Date as a result of the occurrence of any particular Event, from the Event Date) and ending on but excluding the first to occur of (A) the date of the end of the Additional Amount Accrual Period or (B) the next Additional Amount Payment Date, at a rate per annum equal to one-quarter of one percent (0.25%), for the first ninety (90)-day period from the Event Date, and at a rate per annum equal to one-half of one percent (0.50%), thereafter, of each $1,000 principal amount of Notes or the Conversion Price of each share of Underlying Common Stock, as the case may be, in each case determined as of the Business Day immediately preceding the next Additional Amount Payment Date.

         Following the cure of all Events requiring the payment by the Company of Additional Amounts to the Holders of Registrable Securities, the accrual of Additional Amounts will cease (without in any way limiting the effect of any subsequent Event requiring the payment of the Additional Amount by the Company).

         The above description of certain provisions of the Registration Rights Agreement is qualified by reference to, and is subject in its entirety to, the more complete description thereof contained in the Registration Rights Agreement.

         The Company will furnish to any holder upon written request and without charge a copy of the Indenture and the Registration Rights Agreement. Requests may be made to: Western Wireless Corporation, 3650 131st Avenue, SE, Suite 400, Bellevue, Washington 98006, Attention: Chief Financial Officer.

                            FORM OF CONVERSION NOTICE

To:  WESTERN WIRELESS CORPORATION

         The undersigned beneficial owner of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Western Wireless Corporation in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and Securities representing any unconverted principal amount hereof, be issued and delivered to the beneficial owner hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer or similar taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest, Additional Amounts and taxes accompanies this Security.

Dated:                                      ____________________________________

Fill in for registration of shares if to
be delivered, and Securities if to be       ____________________________________
issued, other than to and in the name of
the registered holder(s)                    ____________________________________
(Please Print):                             Signature(s)

_____________________________________       Principal amount to be converted
               (Name)                       (if less than all):

                                                           $___,000

-------------------------------------
            (Street Address)                ____________________________________
                                            Social Security or other Taxpayer
                                            Identification Number
-------------------------------------
       (City, State and Zip Code)

Signature Guarantee:*

-------------------------------------

* Signatures must be guaranteed by an Eligible Guarantor Institution (banks, brokers, dealers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares are to be issued, or Securities are to be delivered, other than to and in the name of the registered holder(s).

                                 ASSIGNMENT FORM

         To assign this Security, fill in the form below:

         (I) or (we) assign and transfer this Security to

--------------------------------------------------------------------------------
      (Insert assignee's social security or taxpayer identification number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ____________________________________ as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

      Your Signature:  __________________________________________________
                            (Sign exactly as your name appears on the
                               other side of this Security)

      Date:  ________________________________

      Signature Guarantee:*  _____________________________________

In connection with any transfer of any of the Securities evidenced by this certificate which are "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act), the undersigned confirms that such Securities are being transferred:

         CHECK ONE BOX BELOW

         (1)  [_]   to the Company or a Subsidiary thereof; or

         (2)  [_]   to a qualified institutional buyer in compliance with Rule
                    144A under the Securities Act; or

         (3)  [_]   to persons other than United States persons outside the
                    United States in compliance with Regulation S under the Securities Act; or

         (4)  [_]   pursuant to the exemption from registration provided by
                    Rule 144 under the Securities Act or another available exemption from the Securities Act.

Unless one of the boxes above is checked, the Registrar will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (2),
(3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such certifications and other information, and if box (4) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the Trustee of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; provided that this paragraph shall not be applicable to any Securities which are not "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act).

Your Signature:  ____________________________________________
                     (Sign exactly as your name appears on the
                      other side of this Security)

Date: _____________

Signature Guarantee:*  ___________________________________________________

* Signatures must be guaranteed by an Eligible Guarantor Institution (banks, brokers, dealers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares are to be issued, or Securities are to be delivered, other than to and in the name of the registered holder(s).

                                    EXHIBIT B

                     FORM OF RESTRICTED COMMON STOCK LEGEND

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT) OR (B) IT IS NOT A UNITED STATES PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT WITHIN THE LATER OF (I) TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY OR (II) THREE MONTHS AFTER IT CEASES TO BE AN "AFFILIATE" (AS DEFINED IN RULE 144 ADOPTED UNDER THE SECURITIES ACT) RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT (IF AVAILABLE); (C) TO PERSONS OTHER THAN UNITED STATES PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY WITHIN THE LATER OF (I) TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY OR (II) THREE MONTHS AFTER IT CEASES TO BE AN AFFILIATE, FURNISH TO THE TRANSFER AGENT AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "UNITED STATES PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE SECURITIES ACT.

                                    EXHIBIT C

                    FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                           OF RESTRICTED COMMON STOCK

[NAME AND ADDRESS OF COMMON STOCK TRANSFER AGENT]

         Re: Western Wireless Corporation 4.625% Convertible Subordinated Notes due 2023 (the "Notes")

         Reference is hereby made to the Indenture dated as of June 11, 2003 (the "Indenture") between Western Wireless Corporation and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

         This letter relates to _________ shares of Common Stock [represented by the accompanying certificate(s) that were] [to be] issued upon conversion of Securities and which are held in the name of [name of transferor] (the "Transferor") to effect the transfer of such Common Stock.

         In connection with the transfer of such shares of Common Stock, the undersigned confirms that such shares of Common Stock are being transferred:

         CHECK ONE BOX BELOW

         (1)  [_]   to the Company; or

         (2)  [_]   pursuant to and in compliance with Rule 144A under the
                    Securities Act of 1933; or

         (3)  [_]   pursuant to and in compliance with Regulation S under the
                    Securities Act of 1933; or

         (4)  [_]   pursuant to an exemption from registration under the
                    Securities Act of 1933 provided by Rule 144 thereunder.

         Unless one of the above boxes is checked, the transfer agent will refuse to register any of the Common Stock [evidenced by this certificate] [to be issued to] in the name of any person other than the registered holder thereof; provided, however, that if box (2), (3) or (4) is checked, the transfer agent may require, prior to registering any such transfer of the Common Stock such certifications and other information, and if box (4) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the transfer agent of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

         Dated:

                                        [Name of Transferor],

                                        By

                                            ------------------------------
                                            Name:
                                            Title:



Signature Guarantee:*  ___________________________________________________

* Signatures must be guaranteed by an Eligible Guarantor Institution (banks, brokers, dealers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares are to be issued, or Securities are to be delivered, other than to and in the name of the registered holder(s).